                                                        Rule 497e
                                                        File No.: 811-6082


                                THE RIVERFRONT FUNDS, INC.

                       THE RIVERFRONT FLEXIBLE GROWTH FUND

                     Supplement Dated November 10, 1995, to
                         Prospectus Dated April 28, 1995


     Capitalized terms used in this Supplement have the meaning assigned to them in the Prospectus.

     The name of The Winsbury Company Limited Partnership, the Flexible Growth Fund's distributor and administrator, has changed to BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services. In addition, the address of the Company and BISYS Fund Services (formerly Winsbury) has changed to 3435 Stelzer Road, Columbus, Ohio 43219.

     In the first paragraph under the heading "WAIVER OF SALES CHARGES" on page 18 of the Prospectus, the word "and" before "(8)" in the fourteenth line is deleted and the following is added between "the Distributor" and the period on the last line: "; (9) persons investing directly through the Distributor pursuant to a Systematic Investment Plan; and (10) persons investing directly through a discount brokerage firm which has entered into a Dealer Agreement with the Distributor."

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                       THE PROSPECTUS FOR FUTURE REFERENCE

                                                                     Rule 497e
                                                            File No.: 811-6082

THE RIVERFRONT FUNDS, INC.
THE RIVERFRONT FLEXIBLE GROWTH FUND
PROSPECTUS APRIL 28, 1995

    The Riverfront Funds, Inc. (the "Company") is an open-end management investment company which issues one or more series of shares (individually, a "Portfolio" and collectively, the "Portfolios"), each having a different investment objective and investing in a different portfolio of securities. The Portfolios currently offered by the Company are: The Riverfront U.S. Government Income Fund, The Riverfront Income Equity Fund, The Riverfront U.S. Government Securities Money Market Fund, The Riverfront Ohio Tax-Free Bond Fund and The Riverfront Flexible Growth Fund.

    The Company offers The Riverfront Flexible Growth Fund (the "Flexible Growth Fund") by this prospectus. The Flexible Growth Fund seeks, as its primary investment objective, long-term growth of capital with some current income as a secondary objective. There can be no assurance that the Flexible Growth Fund's objectives will be achieved. The Provident Bank ("Provident"), directly or through one or more sub-investment advisers, serves as investment adviser to each of the Portfolios. To provide investment advisory services to the Flexible Growth Fund, Provident has entered into a sub-investment advisory agreement with James Investment Research, Inc., Beavercreek, Ohio ("JIR").

    The Portfolios are offered both to customers of Provident, including personal trust, employee benefit, agency and custodial clients, as well as individual investors, and to the general public. Provident is a wholly owned subsidiary of Provident Bancorp, Inc. ("PBI").

    The Company is designed to enable investors to pursue financial goals through a choice of portfolios.

    SHARES OF THE FLEXIBLE GROWTH FUND ARE NOT DEPOSITS OF, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PROVIDENT, PBI OR ANY OF THEIR AFFILIATES, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. An investment in the Flexible Growth Fund involves investment risks, including risk of loss of principal. The value of Flexible Growth Fund shares may fluctuate, and when redeemed their value may be higher or lower than the amount originally paid by the purchaser.

    This prospectus relates only to the Flexible Growth Fund and sets forth concisely information that a prospective investor should know about the Flexible Growth Fund before investing. Investors should read and retain this prospectus for future reference.

    Additional information about the Company and its Portfolios is contained in a Statement of Additional Information and Appendix thereto dated as of the date hereof, which has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this prospectus. For a free copy, or for other information about the Company and its Portfolios, write to the address or call the telephone number listed below.

For Information Contact:

THE RIVERFRONT FUNDS, INC.
ONE EAST FOURTH STREET
CINCINNATI, OHIO 45202
CALL TOLL FREE 1-800-424-2295

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                       (Continued on next page).

    The Company also offers by a separate prospectus The Riverfront U.S. Government Income Fund (the "Income Fund"), The Riverfront Income Equity Fund (the "Income Equity Fund"), The Riverfront U.S. Government Securities Money Market Fund (the "Money Market Fund") and The Riverfront Ohio Tax-Free Bond Fund (the "Tax-Free Fund"). For more information about these Portfolios, please write to the address or call the telephone number listed above. Each Portfolio of the Company, other than the Money Market Fund, offers two classes of shares. This prospectus describes the two classes of shares of the Flexible Growth Fund--Investor A shares and Investor B shares.

TABLE OF CONTENTS                                               Page
Prospectus Summary                                                3
Fee Table                                                         5
Financial Highlights                                              7
The Company and its Portfolios                                    8
The Riverfront Flexible Growth Fund                               8
Investment Restrictions                                          12
Pricing Shares                                                   13
How to Buy Shares                                                14
Sales Charges                                                    15
Reduced Sales Charges -- Investor A
    Shares                                                       17
Contingent Deferred Sales Charges --
    Investor B Shares                                            19
Other Purchase Information                                       21
Exchanges                                                        21
How to Redeem Shares                                             22
Shareholder Services                                             24
Dividends and Taxes                                              24
Company Management and Expenses                                  26
Performance Data and Advertising                                 31
Company Shares                                                   32
Additional Information                                           33
Additional Investment Information                                34

                               PROSPECTUS SUMMARY

Shares Offered...............     Investor A and Investor B shares of capital
                                  stock, $.001 par value, of The Riverfront
                                  Flexible Growth Fund (the "Flexible Growth
                                  Fund"), a separate series of The Riverfront
                                  Funds, Inc., a Maryland corporation.

Offering Price...............     The public offering price of INVESTOR A SHARES
                                  of the Flexible Growth Fund is equal to the net asset value per share plus a sales charge equal to 4.50% of the public offering price
                                  (4.71% of the net amount invested), reduced on investments of $100,000 or more (See "Sales
                                  Charges--Investor A Shares"). Under certain circumstances, the sales charge may be eliminated (See "Reduced Sales
                                  Charges--Investor A Shares").

                                  The public offering price of INVESTOR B SHARES of the Flexible Growth Fund is equal to the net asset value per share, but investors may be subject to a contingent deferred sales charge ranging from 4% to 1% when Investor B shares are redeemed within the first six years after purchase.

Minimum Purchase.............     $1,000 minimum initial investment with $100
                                  minimum subsequent investments. Such minimum initial and subsequent investments are lowered for employees of The Provident Bank, James
                                  Investment Research, Inc. and The Winsbury
                                  Company and for purchases made through a Systematic Investment Plan or an IRA. Investor
                                  B shares may only be purchased in an amount of less than $100,000.

Type of Company..............     The Flexible Growth Fund is a diversified
                                  series of an open-end, management investment company.

Investment Objectives........     As its primary investment objective, long-term
                                  growth of capital with some current income as a secondary objective .

Investment Policy............     Under normal market conditions, the Flexible
                                  Growth Fund will invest in common stocks, preferred stocks, fixed income securities and securities convertible into common stocks.

Risk Factors and Investment
  Techniques.................     An investment in the Flexible Growth Fund is
                                  subject to certain risks, as set forth in detail under "Risk Factors and Investment
                                  Techniques." As with other mutual funds, there can be no assurance that the Flexible Growth
                                  Fund will achieve its investment objectives.
                                  The Flexible Growth Fund, to the extent set forth under "Risk Factors and Investment
                                  Techniques," may engage in the following practices: the use of repurchase and reverse repurchase agreements, entering into hedging transactions, the lending of portfolio securities and the purchase of securities on a when-issued or delayed-delivery basis.

Investment Adviser...........     The Provident Bank ("Provident").

Sub-Investment Adviser.......     James Investment Research, Inc. ("JIR")

Dividends....................     Dividends from net income are declared and
                                  generally paid monthly. Net realized capital gains are distributed at least annually.

Distributor..................     The Winsbury Company (the "Distributor").

                                    FEE TABLE

    The purpose of the fee table is to assist investors in understanding the costs and expenses that an investor in the Flexible Growth Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Company Management and Expenses," "How to Buy Shares," "Sales Charges," "Reduced Sales Charges," "Distribution Plans" and "Shareholder Services."

                                INVESTOR A SHARES

                                                                             FLEXIBLE GROWTH
                                                                                   FUND
                                                                             ---------------
SHAREHOLDER TRANSACTION EXPENSES
Sales Charge (as a percentage of offering price)(1)........................        4.50%

ESTIMATED ANNUAL FUND EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fees After Voluntary Fee Reduction(2)..................         .60%
12b-1 Fees After Voluntary Fee Reduction(2)................................         .19
Other Expenses(3)..........................................................         .71
                                                                                   ----
Estimated Total Fund Operating Expenses After Voluntary Fee Reductions(2)..        1.50%
                                                                                   ====

----------
(1) The sales charge applied to purchases of shares declines as the amount invested increases. In addition, all or a portion of the sales charge may be reduced or waived by the Distributor on certain sales of shares. See "Sales Charges--Investor A Shares" and "Reduced Sales Charges--Investor A Shares."

(2) Provident and JIR have each agreed to reduce voluntarily the amount of the investment advisory fee for the current fiscal year. Absent such voluntary fee reduction, Investment Advisory Fees would be .90%. The Distributor has agreed with the Company to reduce voluntarily the amount of its 12b-1 fees under the Investor A Plan, as described below, for the current fiscal year. Absent such voluntary fee reduction, 12b-1 Fees would be .25%. In addition, the Adviser has agreed with the Company to reimburse the Flexible Growth Fund certain "Other Expenses" for the current fiscal year to the extent necessary such that Estimated Total Fund Operating Expenses will not exceed 1.50%.

(3) "Other Expenses" are based upon estimated amounts for the current fiscal year.

                                INVESTOR B SHARES

                                                                                     FLEXIBLE GROWTH
                                                                                          FUND
                                                                                     ---------------
SHAREHOLDER TRANSACTION EXPENSES
Deferred Sales Load (as a percentage of original purchase price or redemption
    proceeds, as applicable)(1) .................................................         4.00%

ESTIMATED ANNUAL FUND EXPENSES
    (as a percentage of average net assets)
Investment Advisory Fees After Voluntary Fee Reduction(2) .......................          .60%
12b-1 Fee .......................................................................         1.00
Other Expenses(3) ...............................................................          .71
                                                                                          ----
Estimated Total Fund Operating Expenses After Voluntary Fee Reductions(2) .......         2.31%
                                                                                          ====

----------
(1) A contingent deferred sales load ranging from 4% to 1% is charged with respect to Investor B shares redeemed within the first six years after purchase. See "Contingent Deferred Sales Charges--Investor B Shares" below.

(2) Provident and JIR have each agreed to reduce voluntarily the amount of the investment advisory fee for the current fiscal year. Absent such voluntary fee reduction, Investment Advisory Fees would be .90%. In addition, the Adviser has agreed with the Company to reimburse the Flexible Growth Fund certain "Other Expenses" for the current fiscal year to the extent necessary such that Estimated Total Fund Operating Expenses will not exceed 2.50%.

(3) "Other Expenses" are based upon estimated amounts for the current fiscal year.

EXAMPLE(4)

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each period:

                                INVESTOR A SHARES     INVESTOR B SHARES
                                -----------------     -----------------
       One Year.............        $60                    $ 63
       Three Years..........        $90                    $112

With respect to the Investor B shares, you would pay the following expenses on the same investment assuming no redemption:

       One Year.............        $23
       Three Years..........        $72

----------
(4) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of the examples. Actual returns for the Flexible Growth Fund may be greater or less than 5%.

     AMOUNTS SHOWN IN THE EXAMPLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Such expenses do not include any fees charged by Provident, JIR, or any of their affiliates to customers' accounts which may have invested in shares of the Flexible Growth Fund. As a result of the payment of sales loads and Rule 12b-1 fees, long-term shareholders may pay more than the maximum front-end sales charge permitted by the Rules of the National Association of Securities Dealers, Inc. (the "NASD"). The NASD has adopted rules which generally limit the aggregate of any sales charges paid and payments under the Flexible Growth Fund's Investor A and Investor B Distribution Plans to 6.25% of total new gross sales, plus interest. The Flexible Growth Fund would stop accruing payments under a Distribution Plan if, to the extent, and for as long as, such limit would otherwise be exceeded.

       The information set forth in the foregoing Fee Tables and examples relates to the Investor A and Investor B shares. The two classes of shares are subject to the same expenses except that the level of Rule 12b-1 fees and transfer agent fees paid by the holders of Investor A shares and Investor B shares differs.

                              FINANCIAL HIGHLIGHTS

       The Flexible Growth Fund is one separate Portfolio of the Company. The following financial highlights for the fiscal period ended December 31, 1994, have been audited by KPMG Peat Marwick LLP, independent auditors, whose report, together with the financial statements of the Flexible Growth Fund, appears in the Statement of Additional Information. Such Statement of Additional Information may be obtained by shareholders and prospective investors upon request. Financial highlights are not provided in connection with Investor B shares of the Flexible Growth Fund because no Investor B shares had been sold to or held by the public during the period presented.

                       THE RIVERFRONT FLEXIBLE GROWTH FUND

                                INVESTOR A SHARES

                                                                    SEPTEMBER 1, 1994 TO
                                                                    DECEMBER 31, 1994(A)
                                                                    --------------------
Net Asset Value, Beginning of Period ........................          $10.00
Investment Activities
    Net investment income ...................................            0.10
    Net realized and unrealized gain (loss) on investments...           (0.18)
                                                                       ------
Total from Investment Activities ............................           (0.08)
                                                                       ------
Distributions
    Net Investment Income ...................................           (0.13)
    In Excess of Net Investment Income ......................            --
Total Distributions .........................................           (0.13)
                                                                       ------
Net Asset Value, End of Period ..............................          $ 9.79
                                                                       ======
Total Return (excluding sales charge) .......................           (0.82%)
ANNUALIZED RATIOS/SUPPLEMENTAL DATA:
    Net assets at end of period (000) .......................          $2,709
    Ratio of expenses to average net assets .................            1.48%
    Ratio of net investment income to average net assets ....            4.01%
    Ratio of expenses to average net assets* ................            4.61%
    Ratio of net investment income to average net assets*....            0.88%
Portfolio Turnover ..........................................            1.00%

----------
* During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses to the Flexible Growth Fund. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

THE COMPANY AND ITS PORTFOLIOS

     The Riverfront Funds, Inc. is an open-end management investment company, commonly known as a mutual fund (the "Company"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently offers five series of shares of capital stock (individually, a "Portfolio" and collectively, the "Portfolios"), including the Flexible Growth Fund, each of which, other than the Tax-Free Fund, is diversified. The Tax-Free Fund is non-diversified. The Company was incorporated in Maryland on March 27, 1990. The Portfolios currently offered by the Company are the Income Fund, the Income Equity Fund, the Money Market Fund, the Tax-Free Fund and the Flexible Growth Fund.

THE RIVERFRONT FLEXIBLE GROWTH FUND

INVESTMENT OBJECTIVES AND POLICIES

     The Flexible Growth Fund seeks, as its primary investment objective, long-term growth of capital with some current income as a secondary objective. The Flexible Growth Fund intends to invest based on combined considerations of risk, income and capital enhancement. The investment objectives of the Flexible Growth Fund are fundamental policies and as such may not be changed without a vote of the holders of a majority of the outstanding voting securities of the Flexible Growth Fund (as defined below under "COMPANY SHARES"). There can be no assurance that the investment objectives of the Flexible Growth Fund will be achieved.

PRINCIPAL INVESTMENTS

     Under normal market conditions, the Flexible Growth Fund will invest in common stocks, preferred stocks, fixed income securities and securities convertible into common stocks (i.e., warrants, rights, convertible preferred stock, fixed rate preferred stock and convertible fixed-income securities). Under normal market conditions, the Flexible Growth Fund expects that at least 15% of the value of its assets will be invested in fixed income senior securities. The proportion of the Flexible Growth Fund's portfolio that is invested in equity securities versus fixed income securities may vary greatly depending upon JIR's judgment of market conditions.

     The common and preferred stocks and securities convertible into common stocks selected for the Flexible Growth Fund will be those that JIR believes will contribute to the Flexible Growth Fund's objective of providing long-term growth of capital. The Flexible Growth Fund will invest in common and preferred stocks and securities convertible into common stocks of domestic issuers and foreign issuers (subject to the limitations described below), with market capitalizations of not less than $50 million and which are traded either in established over-the-counter markets or on national exchanges.

     The Flexible Growth Fund's fixed income securities consist of high grade corporate debt securities rated at the time of purchase in one of the four highest rating categories assigned by an appropriate nationally recognized statistical rating organization (an "NRSRO") (e.g., at least "BBB" from Standard & Poor's Corporation or Moody's Investors Services, Inc. ("Moody's"), including all sub-classifications indicated by a "plus" or "minus" sign), or if not rated, deemed by JIR to be of comparable quality to those so rated, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such U.S. government securities consist of U.S. Treasury bills, notes and bonds and securities issued by U.S. government agencies and instrumentalities, such as the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Federal Home

Loan Bank, Federal Farm Credit, Student Loan Marketing Association and the Tennessee Valley Authority. For a discussion of debt securities rated within the fourth highest rating group assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES" below.


OTHER ELIGIBLE INVESTMENTS

     The Flexible Growth Fund may also invest up to 25% of its total assets in the following securities for short term cash management purposes. However, when, in JIR's opinion, market conditions warrant, JIR may invest up to 100% of the Flexible Growth Fund's assets for temporary defensive purposes in such securities: (1) bankers' acceptances; (2) certificates of deposit; and (3) commercial paper (including master demand notes) rated in the highest rating category by an NRSRO. The Flexible Growth Fund may also enter into repurchase agreements. For more information regarding such securities, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments" in the Company's Statement of Additional Information.

     The Flexible Growth Fund may invest in securities issued by other investment companies which JIR believes will contribute to the Flexible Growth Fund's investment objectives and in money market mutual funds for cash management purposes. The Flexible Growth Fund may invest in securities of other investment companies within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, limiting its investment to (1) no more than 5% of its total assets in the securities of any one investment company, (2) no more than 3% of the securities of any investment company, and (3) no more than 10% of the value of its total assets in such securities. Investment companies in which the Flexible Growth Fund may invest may impose a sales or distribution charge in connection with the purchase or redemption of their shares as well as other types of commissions or charges. Such investment companies will charge management and other fees which will be borne by the Flexible Growth Fund. Such charges will be payable by the Flexible Growth Fund and, therefore, will be borne indirectly by its shareholders.

     The Flexible Growth Fund may also invest up to 20% of its total assets in foreign securities directly and through the purchase of sponsored and unsponsored American Depositary Receipts ("ADRs"). Unsponsored ADRs may be less liquid than sponsored ADRs and there may be less information available regarding the underlying foreign issuer for unsponsored ADRs. Investment in foreign securities is subject to special risks, such as future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. In addition, securities markets in foreign countries may be structured differently from and may not be as liquid as the U.S. markets. Where purchases of foreign securities are made in foreign currencies, the Flexible Growth Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar.


RISK FACTORS AND INVESTMENT TECHNIQUES

     The risk inherent in investing in the Flexible Growth Fund is that risk common to any security, that the net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying securities of the Flexible Growth Fund. In addition, the Flexible Growth Fund may engage in any one or more of the following investment techniques.

     Minimum Grade Debt Securities. As described above, the Flexible Growth Fund may invest in debt securities rated within any of the four highest rating groups assigned by one or more appropriate NRSROs and comparable unrated securities. With respect to debt securities rated only within the fourth highest group, such securities are considered by Moody's Investors Service, Inc. to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.

     Should subsequent events cause the rating of a debt security purchased by the Flexible Growth Fund to fall below the fourth highest rating category, Provident and JIR will consider such an event in determining whether the Flexible Growth Fund should continue to hold that security. In no event, however, would the Flexible Growth Fund be required to liquidate any such portfolio security where the Flexible Growth Fund would suffer a loss on the sale of such security.

     Repurchase Agreements. Securities held by the Flexible Growth Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Flexible Growth Fund would acquire securities, in exchange for cash, from member banks of the Federal Deposit Insurance Corporation and/or from registered broker-dealers which JIR deems creditworthy under guidelines approved by the Company's Board of Directors. The seller agrees to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Flexible Growth Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which the Flexible Growth Fund may invest directly. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). This requirement will be continually monitored by JIR. If the seller were to default on its repurchase obligation or become insolvent, the Flexible Growth Fund would suffer a loss if the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or the disposition of such securities by the Flexible Growth Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments--Repurchase Agreements" in the Company's Statement of Additional Information.

     Reverse Repurchase Agreements. The Flexible Growth Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Flexible Growth Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Flexible Growth Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid high-grade debt securities consistent with the Flexible Growth Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Flexible Growth Fund may decline below the price at which the Flexible Growth Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Flexible Growth Fund under the 1940 Act. Borrowing and reverse repurchase agreements (including dollar rolls) magnify the potential for gain or loss on the portfolio securities of the Flexible Growth Fund and, therefore, increase the possibility of fluctuation in the Flexible Growth Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing and reverse repurchase agreements, the Flexible Growth Fund has adopted the procedures described above. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments--Reverse Repurchase Agreements" in the Company's Statement of Additional Information.

     Except as otherwise disclosed to the shareholders of the Flexible Growth Fund, the Company will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Provident, JIR, the Distributor, or their affiliates, and will not give preference to Provident's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

     Lending Portfolio Securities. In order to generate additional income, the Flexible Growth Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. The Flexible Growth Fund must receive at least 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by JIR. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Flexible Growth Fund. During the time portfolio securities are on loan, the borrower pays the Flexible Growth Fund any dividends or interest received on such securities. Loans are subject to termination by the Flexible Growth Fund or the borrower at any time. While the Flexible Growth Fund does not have the right to vote securities on loan, the Flexible Growth Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, the Flexible Growth Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. The Flexible Growth Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that JIR has determined are creditworthy under guidelines established by the Company's Board of Directors.

     When-Issued and Delayed-Delivery Transactions. The Flexible Growth Fund may purchase securities on a when- issued or delayed-delivery basis. These transactions are arrangements in which the Flexible Growth Fund purchases securities with payment and delivery scheduled for a future time. The Flexible Growth Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. The Flexible Growth Fund will generally not pay for such securities or start earn-ing interest on them until they are received on the settlement date. When the Flexible Growth Fund agrees to purchase such securities, however, its custodian will set aside in a separate account cash or high quality liquid debt securities equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, the Flexible Growth Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Flexible Growth Fund to miss a price or yield considered to be advantageous.

     Illiquid Securities. The Flexible Growth Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. Illiquid securities include securities which are not readily marketable and repurchase agreements with maturities in excess of seven days.

     Options Transactions. The Flexible Growth Fund is authorized to engage in options transactions, including the writing of covered put and call options, the purchase of call and put options on individual securities and interest rate index futures contracts, purchase and sell futures contracts, and enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts and currency swaps or options on currencies or currency futures (collectively, "hedging transactions"). Hedging transactions may be used to attempt to protect against possible changes in the market value of securities held by or to be purchased by the Flexible Growth Fund, including changes resulting from securities market, interest rate or currency exchange rate fluctuations. Hedging transactions may also be used to protect the Flexible Growth Fund's unrealized gains in the value of its portfolio securities, to manage the effective maturity or duration of the Flexible Growth Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Not more than 25% of the Flexible Growth Fund's assets will be committed to hedging transactions for hedging purposes, and not more than 5% of the Flexible Growth Fund's assets will be committed to hedging transactions for non-hedging purposes. Any or all of these hedging transactions may be used at any time and the use of one technique over another is a function of numerous variables, including market conditions. The ability of JIR to utilize these hedging transactions successfully will depend on JIR's ability to predict pertinent market movements, which success cannot be assured. Hedging transactions involving financial futures and options thereon will only be entered into for bona fide hedging and not for speculative purposes. Further information about each of these investment techniques, see the "Additional Investment Information" section of this prospectus.

INVESTMENT RESTRICTIONS

     The Flexible Growth Fund has adopted the following restrictions relating to the investment of its assets. These investment restrictions are fundamental and may not be changed without the approval of the holders of a majority of the Flexible Growth Fund's outstanding voting securities (as defined below under "COMPANY SHARES"). The Flexible Growth Fund may not:

     1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Flexi-ble Growth Fund's total assets would be invested in such issuer, or the Flexible Growth Fund would hold more than 10% of any class of securities of the issuer, except that up to 25% of the value of the Flexible Growth Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     2. Purchase any securities which would cause more than 25% of the value of the Flexible Growth Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For examples, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

     3. Borrow money or issue senior securities, except that the Flexible Growth Fund may borrow from banks or enter into reverse repurchase agreements or dollar roll agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing, and except as permitted pursuant to appropriate exemptions from the 1940 Act.

     4. Make loans, except that the Flexible Growth Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objectives and policies, make time deposits with financial institutions, and enter into repurchase agreements.

     In addition to the above investment restrictions, the Flexible Growth Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES--Investment Restrictions" in the Company's Statement of Additional Information.

PRICING SHARES

     The net asset value per share of the Flexible Growth Fund is computed each day on which the New York Stock Exchange (the "Exchange") is open as of the close of trading on the Exchange (currently 4:00 p.m. Eastern time for the purpose of pricing the Flexible Growth Fund's shares) (the "Valuation Time") except on days when changes in the value of the Flexible Growth Fund's securities do not affect the current net asset value of its shares or on days during which no shares are tendered for redemption and no orders to purchase shares are received. The Exchange is currently closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for a particular class of the Flexible Growth Fund is determined by valuing the Flexible Growth Fund's assets allocable to such class, subtracting its liabilities allocable to such class and any liabilities charged directly to the class and dividing the result by the number of its shares of that class outstanding.

     Portfolio securities listed on an exchange are valued on the basis of the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the exchange, or, in the absence of any sales, at the mean of the bid and asked price on such principal exchange prior to the close of trading on the exchange. Other securities and instruments for which market quotations are not readily available are valued at fair value, as determined in good faith by the Company's Board of Directors. Debt securities may be valued on the basis of independent pricing services approved by the Board of Directors, which use information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value.


HOW TO BUY SHARES

     Shares of the Flexible Growth Fund are offered on each day on which the Exchange is open for business. Orders for the purchase of the Flexible Growth Fund's shares will be confirmed at the offering price, which is the net asset value per share next computed after the Company receives the purchase order in proper form, plus any applicable sales charge. No certificates are issued.

     Therefore, orders for shares of the Flexible Growth Fund received by the Company prior to the close of the Exchange will receive the offering price computed at the close of trading on the Exchange on the same day. Orders received after that day's close of trading on the Exchange will receive the next business day's offering price. There is a $1,000 minimum initial purchase requirement for both Investor A and Investor B shares of the Flexible Growth Fund and a $100 minimum subsequent purchase requirement (except for reinvestment of dividends and distributions). The initial and subsequent minimum investment amounts have been lowered: (1) for employees of Provident, JIR and the Distributor to $250 for initial purchases and no subsequent minimum purchase;
(2) for employees of Provident and the Distributor using the Systematic Investment Plan to $25 for both initial and sub-sequent purchases; (3) to $100 for initial purchases and $50 for subsequent purchases pursuant to the Systematic Investment Plan for nonemployees; and (4) $250 for initial purchases and no subsequent minimum purchase for IRAs. Shareholders receiving banking or other services from Provident or its affiliates will be charged the usual and customary fees for such services even if such services include the purchase of the Flexible Growth Fund's shares. However, a shareholder who maintains an investment balance of $10,000 or more in the Flexible Growth Fund and has either a Provident Advantage or Provident Silver Advantage checking account will be eligible to have his/her monthly service charge waived on his/her respective advantage account (one per customer). If a balance of $30,000 or more is maintained in the Flexible Growth Fund by a shareholder, the monthly service charge on a Premier Advantage checking account will be waived.

     Shares may be purchased through the Distributor. The Distributor is located at 1900 East Dublin-Granville Road, Columbus, Ohio 43229. Shares also may be purchased through other broker-dealers, including broker-dealers affiliated with the Company and Provident. In the case of an order for the purchase of shares placed through a broker-dealer, the applicable public offering price will be the net asset value as so determined, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits it to the Distributor prior to the Valuation Time for that day. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next business day.

     Shares may also be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by Provident or its correspondent or affiliated banks (collectively, the "Banks").

     Shares of the Flexible Growth Fund sold to the Banks acting in a fiduciary, advisory, custodial (other than for IRAs), agency, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to shares of the Flexible Growth Fund so sold, it is the responsibility of the particular Bank to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers. A Bank will exercise voting authority for those shares for which it is granted authority by the Customer.

     In addition, an account for the purchase of shares of the Flexible Growth Fund may be opened by mailing to the Company, c/o The Provident Bank, Mutual Fund Services, P.O. Box 14967, Cincinnati, Ohio 45202-0967, a completed account application and a check made payable to the Flexible Growth Fund for $1,000 or more. An account may also be opened by contacting The Provident Bank, Mutual Fund Services, at 1-800-424-2295, to obtain the number of an account to which wire or electronic funds transfer ("EFT") of funds can be made and by sending in a completed account application. Subsequent investments in a Portfolio in the minimum amount of $100 may be made by check, by wiring Federal funds or by an EFT.

     If payment is made by Federal Funds wire, funds must be received by 3:00 p.m., Eastern time, on the next business day following the order. Purchases may be made by wiring the Flexible Growth Fund's custodian in accordance with the following procedures:

     1. Telephone Provident at 1-800-424-2295 and specify the Portfolio in which the investment is to be made, provide the name, address, telephone number and tax identification number of the investor, the amount being wired and by which bank. Provident will then provide the investor with a Portfolio account number.

     2. The bank wiring the funds to be invested must designate the Portfolio account number which Provident has assigned to the investor and wire the Federal Funds to:

     The Provident Bank/Cincinnati
     ABA: 042000424
     Mutual Fund Services for further credit to:
     The Riverfront Flexible Growth Fund
       of The Riverfront Funds
     Account Number________________
     Account Name__________________

     The Company and the Distributor reserve the right to reject any order for the purchase of shares in whole or in part, including purchases made with foreign or third party drafts or checks, or to limit or suspend without prior notice the offering of the Flexible Growth Fund's shares.

SALES CHARGES

INVESTOR A SHARES

     There is a sales charge imposed at the time of purchase of the Flexible Growth Fund's Investor A shares which is a percentage of the offering price. The sales charge is paid to the Distributor which in turn may reallow all or a por-tion of the sales charge to other broker-dealers. The applicable sales charges are as follows:

                              SALES CHARGE SCHEDULE

                                                              CONCESSION
                                                AS A %        TO DEALERS
                               AS A % OF        OF NET        AS A % OF
                                OFFERING        AMOUNT         OFFERING
AMOUNT OF PURCHASE               PRICE         INVESTED*         PRICE
------------------             ---------       ---------      -----------
Under $100,000..........         4.50%           4.71%            4.00%
$100,000-- $249,999.....         3.50%           3.63%            3.00%
$250,000-- $499,999.....         2.50%           2.56%            2.00%
$500,000-- $999,999.....         1.50%           1.52%            1.00%
$1,000,000 and over.....          0.0%            0.0%             0.0%

----------
*    Rounded to the nearest one-hundredth percent.

     The Sales Charge Schedule is applicable to (1) purchases of Investor A shares of the Flexible Growth Fund and any other Portfolio sold with a sales charge (a "Load Portfolio") made at one time, (2) concurrent purchases of Investor A shares (see "Concurrent Purchases"), or (3) purchases of Investor A shares made pursuant to Rights of Accumulation or Letters of Intent by any purchaser ("Purchaser"), which includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code; or other organized groups of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying Purchaser.


INVESTOR B SHARES

     Investor B shares may only be purchased in amounts of less than $100,000. There is no sales charge imposed upon purchases of Investor B shares, but investors may be subject to a contingent deferred sales charge ranging from 4% to 1% when Investor B shares are redeemed within the first six years after purchase. See "CONTINGENT DEFERRED SALES CHARGE--Investor B Shares" below.


GENERAL

     Upon written notice to dealers with whom it has dealer agreements, the Distributor may reallow up to the full applicable sales charge. Dealers to whom more than 90% of the entire sales charge is reallowed may be deemed to be underwriters as that term is defined under the Securities Act of 1933.

     Provident Securities, Inc., an affiliate of Provident ("PSI"), will also pay additional consideration to dealers not to exceed 4.0% of the offering price per share on all sales of Investor B shares as an expense of PSI for which PSI will be reimbursed by the Distributor under the Investor B Plan (as described below) or upon receipt of a contingent deferred sales charge. Any additional consideration or incentive program may be terminated at any time by the Distributor.

     The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of the Flexible Growth Fund. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Portfolios of the Company, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Portfolio's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by the Flexible Growth Fund or its shareholders.

REDUCED SALES CHARGES--INVESTOR A SHARES

     The sales charges set forth in the Sales Charge Schedule set forth above may be reduced as follows:


CONCURRENT PURCHASES

     For purposes of qualifying for a reduced sales charge, a Purchaser may combine concurrent direct purchases of the Flexible Growth Fund's Investor A shares and Investor A shares of any other Load Portfolio.


RIGHTS OF ACCUMULATION

     In calculating the sales charge applicable to current purchases of the Flexible Growth Fund's Investor A shares, a Purchaser is entitled to accumulate current purchases with the current value of previously purchased Investor A shares of the Flexible Growth Fund or the other Load Portfolios and which are still held by the Purchaser. As an example, if a Purchaser held Investor A shares of the Flexible Growth Fund valued at $100,000 in aggregate and purchased an additional $5,000 of Investor A shares of the Flexible Growth Fund, the sales charge for the $5,000 purchase would be 3.50% as indicated in the Sales Charge Schedule applicable to a $105,000 purchase the Distributor must be notified at the time of purchase that a Purchaser is entitled to a reduced sales charge which will be granted subject to confirmation of the Purchaser's holdings. Rights of Accumulation may be modified or discontinued at any time.

LETTER OF INTENT

     A Purchaser may qualify for a reduced sales charge on a purchase of Investor A shares of the Flexible Growth Fund alone or in combination with purchases of Investor A shares of any of the other Load Portfolios by completing the Letter of Intent section of the application. By doing so, the Purchaser agrees to invest within a thirteen-month period a specified amount which, if invested at one time, would qualify for a reduced sales charge. Each purchase will be made at a public offering price applicable to a single transaction in the dollar amount specified on the application, as described herein, after receipt of the Letter of Intent by the Distributor. The Letter of Intent does not obligate the Purchaser to purchase, nor the Company to sell, the amount indicated.

     The Letter of Intent may be back-dated up to ninety days so that any investments made in any of the Load Portfolios during the preceding ninety day period, valued at the Purchaser's cost, can be applied toward fulfillment of the Letter of Intent. However, there will be no refund of sales charges already paid during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount specified in the Letter of Intent. Income and capital gains distributions taken in additional shares will not apply toward completion of the Letter of Intent.

     Out of the initial purchase (or subsequent purchases, if necessary), 5% of the dollar amount specified on the application will be held in escrow by Provident in the form of Investor A shares registered in the Purchaser's name. The escrowed Investor A shares will not be available for redemption, transfer or encumbrance by the Purchaser until the Letter of Intent is completed or the higher sales charge is paid. All income and capital gains distributions on escrowed Investor A shares will be paid to the Purchaser.

     When the minimum investment specified in the Letter of Intent is completed (either prior to or by the end of the thirteen month period), the Purchaser will be notified and the escrowed Investor A shares will be released. If the intended investment is not completed, the Purchaser will be asked to remit to the Distributor any difference between the sales charge on the amount specified and on the amount actually purchased. If the Purchaser does not, within 20 days after receipt of a written request by the Distributor or the shareholder's dealer, pay such difference in sales charge, Provident as transfer agent (the "Transfer Agent"), will redeem an appropriate number of the escrowed Investor A shares in order to realize such difference. Investor A shares remaining after any such redemption will be released by the Transfer Agent. Any redemptions made by the Purchaser during the thirteen-month period will be subtracted from the amount of the purchases for purposes of determining whether the Letter of Intent has been completed. In the event of a total redemption of the account prior to completion of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Purchaser.

     By signing the application, the Purchaser irrevocably constitutes and appoints the Transfer Agent its attorney to surrender for redemption any or all escrowed shares with full power of substitution. The Purchaser or his dealer must inform the Distributor or the Transfer Agent that a Letter of Intent is in effect each time a purchase is made.


WAIVER OF SALES CHARGES

     Investor A shares may also be sold, to the extent permitted by applicable law, at net asset value without the imposition of an initial sales charge to:
(1) personal trust, employee benefit, agency and custodial (other than IRA) of Provident; (2) advisory clients of JIR; (3) employees of Provident, the Distributor, JIR, and their spouses; (4) broker/dealers purchasing shares for their own accounts; (5) all affiliates of Provident; (6) corporations; (7) employees (and their spouses and children under the age of 21) of any broker-dealer with which the Distributor enters into a dealer agreement to sell Investor A shares of the Company; and (8) orders placed on behalf of other investment companies distributed by The BISYS Group, Inc., or any of its affiliates, including the Distributor.

     In addition, a shareholder who has redeemed all or any portion of his or her investment in the Flexible Growth Fund may purchase without a sales charge Investor A shares of any Load Portfolio in an amount up to a maximum dollar amount of such shares redeemed within 30 days after such redemption. In order to purchase Investor A shares without a sales charge, the shareholder, or his or her dealer, must notify the Company at the time an order is placed that such a purchase qualifies for this exemption from sales charges and must provide any other information necessary for confirmation of qualification.

CONTINGENT DEFERRED SALES CHARGE -- INVESTOR B SHARES

    Investor B shares which are redeemed within the first six years of purchase will be subject to a contingent deferred sales charge equal to the applicable percentage set forth below of an amount equal to the lesser of the net asset value at the time of purchase of the Investor B shares being redeemed or the net asset value of such shares at the time of redemption. Accordingly, a contingent deferred sales charge will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a charge will not be assessed on Investor B shares purchased through reinvestment of dividends or capital gains distributions.

YEAR OF REDEMPTION             CONTINGENT DEFERRED
  AFTER PURCHASE                   SALES CHARGE
------------------             -------------------
First.....................            4%
Second....................            4%
Third.....................            4%
Fourth....................            3%
Fifth.....................            2%
Sixth.....................            1%
Seventh and following.....            0%


     Solely for purposes of determining whether a year has elapsed from the time of purchase of any Investor B shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares acquired pursuant to reinvestment of dividends or distributions and then from the earliest purchase of shares.

     For example, assume an investor purchased 100 Investor B shares with a net asset value of $10 per share (i.e., at an aggregate net asset value of $1,000) and in the eleventh month after purchase, the net asset value per share is $12 and, during such time, the investor has acquired five additional Investor B shares through dividend reinvestment. If the investor makes an initial redemption of 50 Investor B shares (producing proceeds of $600), five of such Shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 45 Investor B shares being redeemed, the charge will be applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $450 of the $600 redemption proceeds will be subject to the charge of 4% ($18.00).

     The contingent deferred sales charge is waived on redemptions of Investor B shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a shareholder who has reached age 701/2, and (iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemption is necessary to make distributions to plan participants.


FACTORS TO CONSIDER WHEN SELECTING INVESTOR A SHARES OR INVESTOR B SHARES

     Before purchasing Investor A shares or Investor B shares of the Flexible Growth Fund, investors should consider whether, during the anticipated life of their investment in the Flexible Growth Fund, the accumulated Rule 12b-1 fee and potential contingent deferred sales charges on Investor B shares prior to conversion (as described below) would be less than the initial sales charge and accumulated Rule 12b-1 fee on Investor A shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Investor A shares. In this regard, to the extent that the sales charge for the Investor A shares is waived or reduced by one of the methods described above, investments in Investor A shares become more desirable. The Company will refuse all purchase orders for Investor B shares of over $100,000.

     Although Investor A shares are subject to a Rule 12b-1 fee, they are not subject to the higher Rule 12b-1 fee applicable to Investor B shares. For this reason, Investor A shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Investor A shares who do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in the Flexible Growth Fund than purchasers of Investor B shares.

     As described above, purchasers of Investor B shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Investor B shares. Because the Company's future returns cannot be predicted, there can be no assurance that this will be the case. Investors in Investor B shares would, however, own shares that are subject to higher annual expenses and, for a six-year period, such shares would be subject to a contingent deferred sales charge ranging from 4.00% to 1.00% upon redemption. Investors expecting to redeem during this six-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual Investor B shares' Rule 12b-1 fees to the cost of the initial sales charge and Rule 12b-1 fee on the Investor A shares. Over time, the expense of the annual Rule 12b-1 fee on the Investor B shares may equal or exceed the initial sales charge and annual Rule 12b-1 fee applicable to Investor A shares. For example, if net asset value remains constant and assuming no waivers of any Rule 12b-1 fees, the aggregate Rule 12b-1 fee with respect to Investor B shares of the Flexible Growth Fund would equal or exceed the initial sales charge and aggregate Rule 12b-1 fees of Investor A shares approximately seven years after the purchase. In order to reduce such fees of investors that hold Investor B shares for seven years or more, Investor B shares will be automatically converted to Investor A shares, as described below, at the end of an eight-year period. This example assumes that the initial purchase of Investor A shares would be subject to the maximum initial sales charge of 4.50%. This example does not take into account the time value of money which reduces the impact of the Investor B shares' Rule 12b-1 fee on the investment, the benefit of having the additional initial purchase price invested during the period before it is effectively paid out as a Rule 12b-1 fee, fluctuations in net asset value, the effect of different performance assumptions or any waivers of Rule 12b-1 fees.

     If a shareholder who owns both Investor A shares and Investor B shares redeems less than his or her entire investment, then shares will be redeemed in the following order: (a) any Investor B shares that are not subject to a contingent deferred sales charge; (b) Investor A shares, and (c) Investor B shares subject to a contingent deferred sales charge, unless the shareholder has made a specific election otherwise.

CONVERSION FEATURE

     Investor B shares which have been outstanding for eight years after the end of the month in which the shares were initially purchased will automatically convert to Investor A shares and, consequently, will no longer be subject to the higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge or other charge except that the Rule 12b-1 fee applicable to Investor A shares shall thereafter be applied to such converted shares. Such investors will then benefit from the lower Rule 12b-1 fee of Investor A shares. Because the per share net asset value of the Investor A shares may be higher than that of the Investor B shares at the time of conversion, a Shareholder may receive fewer Investor A shares than the number of Investor B shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions in Investor B shares will not be considered a new purchase for purposes of the conversion feature and will convert to Investor A shares in the same proportion as the number of the shareholder's Investor B shares converting to Investor A shares bears to the shareholder's total Investor B shares not acquired through dividends and distributions.

     If a shareholder effects one or more exchanges among Investor B shares of the Portfolios during the eight-year period, the holding period for shares so exchanged will be counted toward such period.


OTHER PURCHASE INFORMATION

SYSTEMATIC INVESTMENT PLAN

     Shareholders may also arrange for systematic monthly or quarterly investments in their accounts. Once proper authorization has been given, a shareholder's bank account will be debited on the date specified to purchase shares in the Flexible Growth Fund. A confirmation will be received from the Transfer Agent for every transaction.


INDIVIDUAL RETIREMENT ACCOUNTS

     Provident offers tax-advantaged Individual Retirement Accounts for which the Flexible Growth Fund may be an appropriate investment. A minimum initial investment of $250 is required. For details, including fees and an application form, please call the telephone number listed above under "Shareholder Services" or contact Mutual Fund Services, P.O. Box 14967, Cincinnati, Ohio 45202-0967.


EXCHANGES

     If a shareholder has obtained the appropriate prospectus, he or she may exchange Investor A or Investor B shares of the Flexible Growth Fund for shares of the same class of any of the other Portfolios on the basis of their respective net asset values by calling toll free 1-800-424-2295 or by writing The Provident Bank, c/o Mutual Fund Services, P.O. Box 14967, Cincinnati, Ohio 45202-0967. Subject to the qualifications and limitations described below under "How to Redeem Shares--Telephone," neither the Company nor any of its service providers assumes responsibility for the authenticity of any telephone request for an exchange. Shares purchased by check are eligible for exchange after 15 days. No contingent deferred sales charge is imposed upon exchanges of Investor B shares of one Portfolio for Investor B shares of another Portfolio.

     If Investor B shares of the Flexible Growth Fund are exchanged into the Money Market Fund, no contingent deferred sales charge will be imposed; however, the exchange will freeze the running of the time periods applicable to contingent deferred sales charges and the conversion feature. An exchange back into Investor B shares will restart such time periods.

     Orders to exchange Investor A or Investor B shares of the Flexible Growth Fund for shares of the Money Market Fund will be executed by redeeming the shares of the Flexible Growth Fund and purchasing shares of the Money Market Fund at the net asset value of such shares next determined after the proceeds from such redemption become available, which may be up to seven days after such redemption. In all other cases, orders for exchanges received by the Company prior to the close of business on any day the Company is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of business will be executed at the respective net asset values next determined after the close of the next business day.

     An excessive number of exchanges may be disadvantageous to the Company. Therefore the Company, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the Portfolios in a year or three in a calendar quarter.

     An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial purchase requirements of the Portfolio being acquired. An exchange constitutes a sale for federal income tax purposes.

     The exchange privilege is available only in states where shares of the Portfolio being acquired may legally be sold. The Company reserves the right, at any time, to modify or terminate any of the foregoing exchange privileges. The Company, however, will give shareholders 60 days' advance written notice of any such modification or termination.


HOW TO REDEEM SHARES

     Shares of the Flexible Growth Fund may be redeemed for cash at their net asset value, including any applicable contingent deferred sales charge, upon written order by the shareholder to the Company, c/o The Provident Bank, Mutual Fund Services, P.O. Box 14967, Cincinnati, Ohio 45202-0967. A shareholder's signature(s) on the written order must be guaranteed as described below. In order to redeem by telephone, shareholders must have completed the authorization in their account applications. Proceeds for shares redeemed on telephonic order will be deposited by wire or EFT only to the bank account designated in the account application.

     The redemption value is the net asset value per share, plus any applicable contingent deferred sales load, and may be more or less than the shareholder's cost of the Flexible Growth Fund's shares depending upon changes in the value of the Flexible Growth Fund's securities between purchase and redemption. The Fund computes the amount due a shareholder at the next valuation time after it has received all proper documentation. Payment of the amount due on redemption will be made within seven days thereafter except as discussed below.

     At various times, the Company may be requested to redeem shares for which it has not yet received good payment. In such a case, the Company may delay the mailing of a redemption check or the wiring or EFT of redemption proceeds until good payment has been collected for the purchase of such shares. This may take up to 15 days. Any delay may be avoided by purchasing shares either with a certified check or by Federal Reserve or bank wire of funds or EFT. Although the mailing of a redemption check, wiring or EFT of redemption proceeds may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after the redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares and no interest will be paid on the redemption proceeds. If the payment of a redemption has been delayed, the check will be mailed or the proceeds wired or sent EFT promptly after good payment has been collected.

     Shareholders may also redeem their shares through broker-dealers. The Distributor, acting as agent for the Company, stands ready to repurchase the Flexible Growth Fund's shares upon orders from dealers at the net asset value next computed after the Distributor receives the order. When the Distributor has received proper documentation, it will pay the redemption proceeds to the broker-dealer placing the order within seven days thereafter. The Distributor charges no fees for this service, except to the extent that a contingent deferred sales charge may be imposed upon redemptions of Investor B shares. However, a shareholder's broker-dealer may charge a service fee.

     For the protection of shareholders, regardless of the number of shares or amount of money involved in a redemption or repurchase, signatures on stock powers and all written orders or authorizations must be guaranteed by a U.S. stock exchange member, a U.S. commercial bank or trust company or other person eligible to guarantee signatures under the Securities Exchange Act of 1934 and Provident's policies. The Company or Provident may waive this requirement but may also require additional documents in certain cases. Currently the requirement for a signature guarantee has been waived on redemptions of $50,000 or less where the account address of record has been the same for a minimum period of 90 days. The Company and Provident reserve the right to withdraw this waiver at any time.

     If the Company receives a redemption order but a shareholder has not clearly indicated the amount of money or number of shares involved, the Company cannot execute the order. In such cases, the Company will request the missing information and process the order on the day such information is received.

     If a shareholder requests redemption by telephone and a bank account has previously been designated, the shareholder should state whether the proceeds should be wired, sent EFT or mailed to such bank. In the absence of a request that the proceeds be wired or sent EFT, they will be sent by check to the shareholder's address as it appears on the account registration. The redemption order also should include the account name as registered with the Company and the account number.


TELEPHONE

     Under ordinary circumstances, shareholders may redeem up to $50,000 from their accounts by telephoning Mutual Fund Services at: 1-800-424-2295.

     In order to ensure that instructions received by the transfer agent are genuine when a telephone transaction is initiated, a shareholder will be asked to verify certain information specific to its account. At the conclusion of the transaction, the shareholder will be given a transaction number confirming the request, and written confirmation of the transaction will be mailed within 72 hours of the telephone transaction. The shareholder's telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 90 days.

     The Company reserves the right at any time to terminate, suspend or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees. Except as otherwise noted, neither the Company nor any of its service providers assume responsibility for the authenticity of any instructions received by any of them from a shareholder in writing or by telephone nor will any of them be liable when following instructions received by the telephone that the

Transfer Agent reasonably believes to be genuine. The Transfer Agent will employ procedures designed to provide reasonable assurance that instructions received by telephone are genuine. If, for any reason, reasonable procedures are not followed, the Company or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. The Company may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Company cannot dispose of its investments or fairly determine their value; or (4) the Commission so orders.

     If the redemption proceeds are less than $2,500, they will be mailed by check. If they are $2,500 or more, they will be mailed, wired or sent EFT to a previously designated bank account as directed by the shareholder. If the Company cannot be reached by telephone, shareholders should follow the procedures for redeeming by mail or through a broker as set forth above.


AUTOMATIC WITHDRAWAL PLAN -- INVESTOR A SHARES

     Under an Automatic Withdrawal Plan, if an account has a value of at least $10,000 in Investor A shares of the Flexible Growth Fund, a shareholder may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $100 and may be as much as 1.5% per month or 4.5% per quarter of the total net asset value of the Flexible Growth Fund's Investor A shares in the account when the Automatic Withdrawal Plan is opened. Excessive withdrawals may decrease or deplete the value of an account.


SMALL ACCOUNTS

     Because of the high cost of maintaining small accounts, the Company reserves the right to redeem an account if its value has fallen below $500 as a result of your redemptions (but not as a result of market action). The shareholder will be notified in writing and allowed 45 days to purchase additional shares in order to increase the balance over $500.


REDEMPTIONS IN KIND

     If conditions arise that would make it undesirable for the Company to pay for all redemptions in cash, the Company may authorize payment to be made in portfolio securities or other property. However, the Company has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000, or 1% of the Flexible Growth Fund's net assets if that is less, in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when the securities are sold.


SHAREHOLDER SERVICES

     Details on all shareholder services may be obtained from Provident by calling toll free 1-800-424-2295 or by writing the Distributor at 1900 East Dublin-Granville Road, Columbus, Ohio, 43229.


DIVIDENDS AND TAXES

DIVIDENDS

     The Flexible Growth Fund intends to declare and distribute to its shareholders dividends from net investment income monthly and to declare and distribute all net realized long-term capital gains at least annually. The Flexible Growth Fund intends to distribute its net long-term capital gains as capital gains dividends; such dividends are treated by shareholders as long-term capital gains. Such distributions will be designated as long-term capital gains dividends by a written notice mailed to each shareholder no later than 60 days after the close of the Flexible Growth Fund's fiscal year.

     The Flexible Growth Fund's net investment income available for distribution to the holders of Investor A shares will be reduced by the amount of Rule 12b-1 fees payable under the Investor A Plan. The Flexible Growth Fund's net investment income available for distribution to the holders of Investor B shares will be reduced by the amount of Rule 12b-1 fees payable under the Investor B Plan.

     Unless the Company receives instructions to the contrary before the record date, it will assume that a shareholder wishes to receive that distribution and future capital gains and income distributions in additional shares. Instructions continue in effect until changed in writing. Account statements and/or checks as appropriate will be mailed to shareholders within seven days after the Flexible Growth Fund pays the Distributor.

TAXES

     Each of the Portfolios of the Company, including the Flexible Growth Fund, is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of that Portfolio's shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. The Flexible Growth Fund contemplates declaring as dividends 100% of the Flexible Growth Fund's investment company taxable income (before deduction of dividends paid).

     A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Flexible Growth Fund would be subject to a nondeductible excise tax equal to 4% of the deficiency.

     It is expected that the Flexible Growth Fund will distribute annually to shareholders all or substantially all of the Flexible Growth Fund's net ordinary income and net recognized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional shares of the Flexible Growth Fund and not in cash. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends eligible for the dividends received deduction, if any, received by the Flexible Growth Fund bear to its gross income.

     Distribution by the Flexible Growth Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

     If the net asset value of a share is reduced below the shareholder's cost of that share by the distribution of income or gain realized on the sale of securities, the distribution is a return of invested principal, although taxable as described above.

     Prior to purchasing shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

     Foreign taxes may be imposed on the Flexible Growth Fund by foreign countries with respect to its income from foreign securities. Since less than 50% of the value of the Flexible Growth Fund's total assets at the end of its fiscal year is expected to be invested in stock or securities of foreign corporations, the Flexible Growth Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Flexible Growth Fund. These taxes will be taken as a deduction by the Flexible Growth Fund.

     The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Flexible Growth Fund and its shareholders. Potential investors in the Flexible Growth Fund are urged to consult their tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

     The Transfer Agent will inform shareholders at least annually of the amount and nature of such income and capital gains.


COMPANY MANAGEMENT AND EXPENSES

BOARD OF DIRECTORS

     Under Maryland law, the Company's Board of Directors, which is elected by the Company's shareholders, has absolute and exclusive control over the management and disposition of all assets of each Portfolio of the Company. The Directors, in turn, elect the officers of the Company to supervise actively its day-to-day operations. Subject to the authority of the Board of Directors, Provident, through JIR as subadviser, supervises the investment programs of the Flexible Growth Fund.


INVESTMENT ADVISER

     Provident, an Ohio banking corporation located at One East Fourth Street, Cincinnati, Ohio 45202, has entered into an Investment Advisory Agreement with the Company whereby Provident supervises and manages through JIR the investment and reinvestment of the assets of the Flexible Growth Fund. Provident has been providing investment advisory services to individual and corporate trust accounts since 1902.

     Provident is a subsidiary of Provident Bancorp, Inc. ("PBI"), a bank holding company located in Cincinnati, Ohio with approximately $5.4 billion in consolidated assets as of December 31, 1994. Through offices in Ohio and Kentucky, PBI and its subsidiaries provide a broad range of financial services to individuals and businesses. Under the Investment Advisory Agreement, for services rendered and expenses assumed, Provident receives annually a fee from the Flexible Growth Fund equal to 0.90% of the Flexible Growth Fund's average net assets. Provident may periodically voluntarily reduce all or a portion of its investment advisory fee with respect to the Flexible Growth Fund to increase the net income of the Flexible Growth

Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of the Flexible Growth Fund to be higher than it would otherwise be in the absence of such a reduction.

     Pursuant to the terms of its Investment Advisory Agreement with the Company, Provident has entered into a Sub- Investment Advisory Agreement with JIR, 1349 Fairground Road, Beavercreek, Ohio 45385. JIR is owned by Frank E. James, Jr., Ph.D., who established it in 1972. JIR provides advice to institutional as well as individual clients, including NYSE listed companies, colleges, banks, hospitals, foundations, trusts, endowment funds and individuals. Pursuant to the terms of such Sub-Investment Advisory Agreement, JIR has been retained by Provident to manage the day-to-day investment and reinvestment of the assets of the Flexible Growth Fund, subject to the direction and control of the Company's Board of Directors, and Provident is responsible for selecting and monitoring JIR and reporting the activities of JIR to the Company's Board of Directors.

     As of the commencement of the Flexible Growth Fund's operations, Frank E. James, Jr., Ph.D. and Barry R. James will be responsible for the day-to-day management of the Flexible Growth Fund's portfolio. Dr. James has been president and a director of JIR since 1976. Mr. Barry James has served as an investment analyst and Assistant Vice President of JIR since 1987.

     For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with Provident, JIR receives from Provident a fee, computed daily and paid monthly, at the annual rate of 0.50% of the Flexible Growth Fund's average daily net assets.

     In addition to serving as Investment Adviser, Provident has entered into an agreement with the Company to provide transfer agency services to the Company and each Portfolio. Under the Master Transfer and Recordkeeping Agreement, Provident receives from the Flexible Growth Fund, with respect to its Investor A shares, a fee, computed daily and paid monthly, at the annual rate of 0.04% of the Flexible Growth Fund's average daily net assets attributable to its Investor A shares. With respect to the Flexible Growth Fund's Investor B shares, Provident receives a $20,000 annual fee and $23 per shareholder account plus certain other fixed fees and out-of-pocket expenses. BISIS Fund Services Ohio, Inc., an affiliate of the Distributor ("BISYS") provides sub-transfer agency services for the Investor B shares of the Flexible Growth Fund pursuant to a Sub-Transfer Agency Agreement between Provident and BISYS.

CUSTODIAN AND FUND ACCOUNTANT

     The Provident Bank (the "Custodian") also serves as custodian for and provides certain fund accounting services to the Flexible Growth Fund. Pursuant to the Custodian, Fund Accounting and Recordkeeping Agreement with the Company, the Custodian receives compensation from the Flexible Growth Fund for such services in an amount equal to a fee, computed daily and paid monthly, at the annual rate of .15% of the Flexible Growth Fund's average daily net assets.

ADMINISTRATOR AND DISTRIBUTOR

     The Distributor, located at 1900 East Dublin-Granville Road, Columbus, Ohio 43229, is the administrator for the Flexible Growth Fund, and also acts as the Flexible Growth Fund's principal underwriter (the "Administrator" or the "Distributor," as the context indicates).

     The Administrator generally assists in all aspects of the Flexible Growth Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its administration agreement with the Company, the Administrator receives a fee from the Flexible Growth Fund, computed daily and paid periodically, at an annual rate of 0.20% of the Flexible Growth Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administration fee with respect to the Flexible Growth Fund to increase the net income of the Flexible Growth Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of the Flexible Growth Fund to be higher than it would otherwise be in the absence of such a reduction.

     The Distributor acts as agent for the Flexible Growth Fund in the distribution of its shares and, in that capacity, solicits orders for the sale of shares, advertises, and pays the cost of that advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Company, but may retain some or all of any sales charge imposed upon the shares and may receive compensation under the Distribution Plans described below.

DISTRIBUTION PLANS--INVESTOR A SHARES

     The Investor A shares of the Flexible Growth Fund may bear some of the costs of selling such shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Investor A Plan"). The Investor A Plan of the Flexible Growth Fund provides that the Flexible Growth Fund may expend daily amounts at an annual rate of up to 0.25% of the average daily net asset value of the Flexible Growth Fund's Investor A shares to finance any activity which is principally intended to result in the sale of the Flexible Growth Fund's Investor A shares including, without limitation, expenditures consisting of payments to the Distributor (1) to enable the Distributor to pay or to have paid to others who sell Investor A shares of the Flexible Growth Fund a maintenance or other fee, at such intervals as the Distributor may determine, with respect to Investor A shares of the Flexible Growth Fund previously sold by others and remaining outstanding during the period in respect of which such fee is or has been paid; and/or (2) to compensate the Distributor for its efforts with respect to sales of Investor A shares of the Flexible Growth Fund since inception of the Plan.

    The Flexible Growth Fund makes no payments in connection with the sales of its Investor A shares other than the fees paid to the Distributor under the Investor A Plan. As a result, the Flexible Growth Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the Flexible Growth Fund, or interest, carrying or other financing charges in connection with excess amounts expended.

DISTRIBUTION PLANS--INVESTOR B SHARES

    Pursuant to Rule 12b-1, the Company has also adopted an Investor B Distribution Plan (the "Investor B Plan") with respect to Investor B shares of the Flexible Growth Fund. Pursuant to the Investor B Plan, the Flexible Growth Fund is authorized to pay or reimburse Winsbury, as Distributor of Investor B shares, (a) a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of Investor B shares of the Flexible Growth Fund (the "Distribution Fee") and (b) a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Investor B shares of the Flexible Growth Fund (the "Service Fee"). Payments under the Investor B Plan will be calculated daily and paid monthly at a rate not to exceed the limits described above, which rates are set from time to time by the Company's

Board of Directors. Payments of the Distribution Fee to the Distributor pursuant to the Investor B Plan will be used (i) to compensate Participating Organizations (as defined below) for providing distribution assistance relating to Investor B shares, and (ii) for promotional activities intended to result in the sale of Investor B shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and payments of the Service Fee to the Distributor pursuant to the Investor B Plan will be used to compensate Participating Organizations for providing shareholder services with respect to their customers who are, from time to time, beneficial and record holders of Investor B shares. Participating Organizations include banks (including Provident and its affiliates), broker-dealers and other financial institutions.

     Fees paid pursuant to the Investor B Plan are accrued daily and paid monthly, and are charged as expenses of Investor B shares of the Flexible Growth Fund as accrued.

     Pursuant to the Investor B Plan, the Distributor may enter into Rule 12b-1 Agreements with Participating Organizations for providing distribution and shareholder services to their customers who are the record or beneficial owners of Investor B shares. Such Participating Organizations will be compensated at the annual rate of up to 1.00% of the average daily net asset value of the Investor B shares held of record or beneficially by such customers. The distribution services provided by Participating Organizations for which the Distribution Fee may be paid may include promoting the purchase of Investor B shares of the Flexible Growth Fund by their customers; processing purchase, exchange, and redemption requests from customers and placing orders with the Distributor or the transfer agent; processing dividend and distribution payments from the Flexible Growth Fund on behalf of customers; providing information periodically to customers, including information showing their positions in Investor B shares; responding to inquiries from customers concerning their investment in Investor B shares; and providing other similar services as may be reasonably requested. The services provided by Participating Organizations for which the Service Fee may be paid may include providing shareholders information about their investment in the Investor B shares of the Flexible Growth Fund and providing other continuing personal services to holders of Investor B shares.

     The Investor A Plan and Investor B Plan (the "Plans") require the officers of the Company to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board reviews these reports in connection with their decisions with respect to the Plans.

     As required by Rule 12b-1, each Plan was approved by the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plan ("Independent Directors"). The Plans continue in effect as long as such continuance is specifically approved at least annually by the Company's Directors, including a majority of the Independent Directors.

     The Plans may be terminated by a vote of a majority of the Independent Directors, or by a vote of a majority of the holders of the outstanding voting securities of the class of shares subject thereto. Any change in the Plans that would increase materially the distribution expenses paid by the Flexible Growth Fund requires shareholder approval; otherwise, the Plans may be amended by the Directors, includ-ing a majority of the Independent Directors, by a vote cast in person at a meeting called for the purpose of voting upon the amendment. As long as either Plan is in effect, the selection or nomination of the Independent Directors is committed to the discretion of the Independent Directors.

SHAREHOLDER SERVICES PLAN

     The Company has adopted a Shareholder Services Plan (the "Services Plan") pursuant to which the Flexible Growth Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include Provident, its correspondent and affiliated banks, and the Distributor, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively "customers") who are the beneficial or record owners of shares of the Flexible Growth Fund. In consideration for such services, a Service Organization receives a fee from the Flexible Growth Fund computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net asset value of shares of the Flexible Growth Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

     The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, recordkeeping and/or administrative support services with respect to the beneficial or record owners of shares of the Flexible Growth Fund, including activities such as responding to shareholder inquiries regarding accounts, collecting information regarding changes in accounts and further assisting the transfer agent in maintaining the Flexible Growth Fund's records, processing dividend and distribution payments from the Flexible Growth Fund on behalf of customers, providing periodic statements to customers showing their positions in the shares of the Flexible Growth Fund, providing sub-accounting with respect to shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in shares of the Flexible Growth Fund pursuant to specific or pre-authorized instructions. As of the date of this Prospectus, no Servicing Agreements have been entered into on behalf of the Flexible Growth Fund.

BANKING LAWS

     Provident believes that it possesses the legal authority to perform the investment advisory service for the Flexible Growth Fund as set forth in its Investment Advisory Agreement with the Company, as described in this Prospectus, without violation of applicable banking laws and regulations, and has so represented in its Investment Advisory Agreement with the Company. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which Provident performs such services for the Flexible Growth Fund. See "MANAGEMENT OF THE COMPANY--Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable law and regulations.

FUND EXPENSES

     Provident, JIR and the Administrator each bear all expenses in connection with the performance of their services as investment adviser, sub-investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Flexible Growth Fund. The Flex-ible Growth Fund will bear the following expenses relating to its operations: organizational expenses, taxes, interest, any brokerage fees and commissions, fees and expenses of the Directors of the Company, Commission fees, state securities qualification fees and expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to the Flexible Growth Fund's current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Custodian and transfer agent, costs for independent pricing services, fees charged by rating agencies in having the Flexible Growth Fund's shares rated, certain insurance premiums, costs of maintenance of the Company's existence, costs of shareholders' and directors' reports and meetings, distribution expenses incurred pursuant to the Distribution Plans described above, servicing fees incurred pursuant to the Services Plan described above, and any extraordinary expenses incurred in the Flexible Growth Fund's operations.

     The Directors reserve the right, subject to the receipt of any necessary relevant regulatory approvals or rulings, to allocate certain other expenses to the shareholders of a particular class, including Investor shares, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the transfer agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; Blue Sky registration fees incurred by a class of shares; Commission registration fees incurred by a class of shares; expenses related to administrative personnel and service as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Directors' fees incurred as a result of issues relating solely to one class of shares.

SECURITIES TRANSACTIONS

     Under policies established by the Board of Directors, JIR selects broker-dealers to execute portfolio transactions for the Flexible Growth Fund subject to receipt of best execution. When selecting broker-dealers, JIR may consider as a factor the number of shares of the Flexible Growth Fund sold by a broker-dealer. In addition, broker-dealers executing transactions for the Flexible Growth Fund may from time to time be affiliated with the Company, Provident, JIR or their affiliates. The Flexible Growth Fund may pay higher commissions to broker-dealers which provide research services. JIR may use these services in advising the Flexible Growth Fund as well as in advising its other clients.

FISCAL YEAR

     The Flexible Growth Fund's fiscal year ends December 31.

PERFORMANCE DATA AND ADVERTISING

     From time to time the Flexible Growth Fund may advertise "total return" and "current yield." Both figures are based on historical earnings and are not intended to indicate future performance. Average annual total return refers to the Flexible Growth Fund's average annual compounded rates of return over specified periods determined by comparing the initial amount invested to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of any sales charge and all recurring charges, if any, applicable to all shareholder accounts. Aggregate total return is computed similarly to average annual total return; however, the resulting rate of return is not annualized. Performance of the Flexible Growth Fund may also be presented excluding the effect of a sales charge.

     Current yield quotations represent the yield on an investment for a stated 30-day period computed by dividing net investment income earned per share during the base period by the maximum offering price per share on the last day of the base period.

     The Flexible Growth Fund may also include comparative performance information in advertising or marketing its shares, such as data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index or other industry publications. The Flexible Growth Fund may include in sales and advertising material general mutual fund industry information compiled from financial and industry publications. The Company's annual report to shareholders for the fiscal year ended December 31, 1994, contains additional performance information and will be made available to prospective investors and shareholders without cost.

     In addition, from time to time the Flexible Growth Fund may present its distribution rates for a class of shares in supplemental sales literature which is accompanied or preceded by a prospectus and in shareholder reports. Distribution rates will be computed by dividing the distribution per share of a class made by the Flexible Growth Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although the Flexible Growth Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

     Standardized yield and total return quotations will be computed separately for Investor A and Investor B shares. Because of differences in the fees and/or expenses borne by Investor A and Investor B shares of the Flexible Growth Fund, the net yield and total return on Investor A shares can be expected, at any given time, to differ from the net yield and total return on Investor B shares for the same period.

COMPANY SHARES

     The Company presently offers five series of shares of capital stock, par value $.001 per share (the "Portfolios"). The shares of each of the Portfolios, other than the Money Market Fund, are offered in two separate classes: Investor A shares and Investor B shares. The Money Market Fund has only the Investor A class of shares. When issued and paid for, shares of each Portfolio are fully paid and nonassessable by the Company. Shares may be exchanged or converted as explained above but will have no other preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are transferable, redeemable and freely assignable as collateral. There are no sinking fund provisions.

     Each share represents an equal proportionate interest in a Portfolio with other shares of the same Portfolio based upon such share's net asset value, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared at the discretion of the Directors.

     Shareholders will vote in the aggregate and not by Portfolio except as otherwise expressly required by law. For example, shareholders of the Flexible Growth Fund will vote in the aggregate with other shareholders of the Company with respect to the election of Directors and ratification of the selection of independent accountants. However, shareholders of a Portfolio will vote as a Portfolio, and not in the aggregate with other shareholders of the Company, for purposes of approval of that Portfolio's investment advisory agreement. In addition, holders of one class of Investor shares of a Portfolio will vote as a class and not with holders of the other class of Investor shares with respect to the approval of its respective Distribution Plan.

     The Company may dispense with an annual meeting of shareholders in any fiscal year in which it is not required in order to elect directors under the 1940 Act or state law. However, shareholders are entitled to call a special meeting of shareholders for purposes of voting on the removal of a director or directors when 10% of the outstanding shares request such a meeting. Shareholders may be eligible for shareholder communication assistance in connection with a special meeting.

     As used in this Prospectus and the Statement of Additional Information, a "vote of the holders of a majority of the outstanding voting securities" of a Portfolio means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the outstanding shares of such Portfolio present at such meeting, if holders of more than 50% of the shares are present or represented by proxy, or (b) more than 50% of the shares of such Portfolio.

     As of the date hereof, JIR directly or indirectly possessed voting or investment power with respect to more than 25% of the outstanding shares of the Flexible Growth Fund and, therefore, may be presumed to control such Fund within the meaning of the 1940 Act.

ADDITIONAL INFORMATION

     Except as otherwise stated in this prospectus or required by law, the Company reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

                        ADDITIONAL INVESTMENT INFORMATION

                DESCRIPTIONS OF CERTAIN TYPES OF INVESTMENTS AND
                INVESTMENT TECHNIQUES AVAILABLE TO THE PORTFOLIOS

WRITING PUT AND COVERED CALL OPTIONS

     The Flexible Growth Fund may write covered call and put options on securities, or futures contracts regarding securities, in which the Flexible Growth Fund may invest, in an effort to realize additional income. Such options will be listed on national securities or futures exchanges or be available in the over-the-counter market through pricing reports of broker-dealers. The Flexible Growth Fund may write covered call options as a means of seeking to enhance its income through the receipt of premiums in instances in which the adviser determines that the underlying securities or futures contracts are not likely to increase in value above the exercise price. The Flexible Growth Fund also may seek to earn additional income through the receipt of premiums by writing put options. Covered call options give the purchaser the right, for a stated period, to buy the underlying securities from the Flexible Growth Fund at a stated price, while put options give the purchaser the right, for a stated period, to sell the underlying securities to the Flexible Growth Fund at a stated price. By writing a call option, the Flexible Growth Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option; by writing a put option, the Flexible Growth Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its then current market value.

OPTIONS AND FUTURES STRATEGIES

     In addition, the Flexible Growth Fund may purchase put and call options written by third parties covering those types of financial instruments in which the Flexible Growth Fund may invest to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices for such instruments. The purchase of a put option is intended to protect the value of the Flexible Growth Fund's holdings in a falling market while the purchase of a call option is intended to protect the value of the Flexible Growth Fund's positions in a rising market.

     In purchasing a call option, the Flexible Growth Fund would be in a position to realize a gain if, during the option period, the price of the underlying security, index or futures contract increased by an amount in excess of the premium paid for the call option. It would realize a loss if the price of the underlying security, index or futures contract declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, the Flexible Growth Fund would be in a position to realize a gain if, during the option period, the price of the security, index or futures contract declined by an amount in excess of the premium paid. It would realize a loss if the price of the security, index or futures contract increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Flexible Growth Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Flexible Growth Fund.

     When the Flexible Growth Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Flexible Growth Fund is included in the liability section of the Flexible Growth Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between bid and asked price. If an option expires on the stipulated expiration date or if the Flexible Growth Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Flexible Growth Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Flexible Growth Fund will realize a gain or loss.

FUTURES CONTRACTS

    The Flexible Growth Fund may purchase or sell contracts for the future delivery of the specific financial instruments in which the Flexible Growth Fund may invest, and indices based upon the types of securities in which the Flexible Growth Fund may invest (collectively, "Futures Contracts"). The Flexible Growth Fund may use this investment technique to hedge against anticipated future changes in market interest rates, which otherwise might adversely affect either the value of the Flexible Growth Fund's securities or the prices of securities which the Flexible Growth Fund intends to purchase at a later date. Alternatively, the Flexible Growth Fund may purchase or sell futures contracts to hedge against changes in market interest rates which may result in the premature call at par value of certain securities which the Flexible Growth Fund has purchased at a premium.

    The Flexible Growth Fund may purchase or sell futures contracts based upon an equity index, commonly referred to as "equity index futures contracts." This type of futures contract is an agreement by the Flexible Growth Fund to buy or sell by a specified date and at a specified price the market value of equity securities included in a particular equity index. No payment is made for the index or securities when the Flexible Growth Fund buys an equity index futures contract and neither the index nor any securities are delivered when the Flexible Growth Fund sells an equity index futures contract. Instead, the Flexible Growth Fund makes a deposit of "initial margin" equal to a percentage of the value of the futures contract. Payment or delivery is made upon the closing out of the futures position or the expiration of the equity index futures contract. Equity index futures contracts will be used only as a hedge against anticipated changes in the level of stock prices.

    The Flexible Growth Fund may purchase or sell futures contracts based upon fixed income securities, commonly referred to as "interest rate futures contracts." An interest rate futures contract is an agreement by the Flexible Growth Fund to buy or sell, by a specified date and at a specified price, the market value of fixed income securities included in a particular fixed income index. As with the futures contracts, no payment is made for securities when the Flexible Growth Fund buys an interest rate futures contract and no securities are delivered when the Flexible Growth Fund sells an interest rate futures contract; instead, the Flexible Growth Fund makes an initial margin deposit and payment or delivery is made upon the closing out of the futures position or the expiration of the interest rate futures contract. Interest rate futures contracts will be used only as a hedge against anticipated changes in the level of interest rates.

    In general, the value of futures contracts sold by the Flexible Growth Fund to offset declines in its portfolio securities will not exceed the total market value of the portfolio securities to be hedged, and futures contracts purchased by the Flexible Growth Fund will be covered by a segregated account consisting of cash or liquid securities in an amount equal to the total market value of such futures contracts, less the initial margin deposited therefor.

    When selling futures contracts short, when buying futures contracts and when writing put options, the Flexible Growth Fund will be required to segregate in a separate account cash and/or U.S. government securities in an amount sufficient to meets its obligations. When writing call options, the Flexible Growth Fund will be required to own the financial instrument or futures contract underlying the option or segregate cash and/or U.S. government securities in an amount sufficient to meet its obligations under written calls.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                           THE RIVERFRONT FUNDS, INC.

                               Investment Adviser
                               The Provident Bank
                             One East Fourth Street
                             Cincinnati, Ohio 45202

                             Sub-Investment Adviser
                         James Investment Research, Inc.
                              1349 Fairground Road
                             Beavercreek, Ohio 45385

                                   Distributor
                              The Winsbury Company
                         1900 East Dublin-Granville Road
                              Columbus, Ohio 43229

                         For additional information call
                               The Provident Bank
                              Mutual Fund Services
                                 1-800-424-2295

The                                                             The Riverfront
Riverfront                                                      Flexible Growth
Funds, Inc.                                                     Fund

Prospectus
April 28, 1995





                            [RIVERFRONT FUNDS LOGO]


                                   RIVERFRONT
                                     FUNDS

                                                   Rule 497e
                                                   File No.: 811-6082


                           THE RIVERFRONT FUNDS, INC.
                    THE RIVERFRONT U.S. GOVERNMENT SECURITIES
                                MONEY MARKET FUND
                   THE RIVERFRONT U.S. GOVERNMENT INCOME FUND
                        THE RIVERFRONT INCOME EQUITY FUND
                     THE RIVERFRONT OHIO TAX-FREE BOND FUND

                     Supplement Dated November 10, 1995, to
                         Prospectus Dated April 28, 1995

         Capitalized terms used in this Supplement have the meaning assigned to them in the Prospectus.

         The name of The Winsbury Company Limited Partnership, the Funds' distributor and administrator, has changed to BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services. In addition, the address of the Company and BISYS has changed to 3435 Stelzer Road, Columbus, Ohio 43219.

         As of September 30, 1995, pursuant an Agreement and Plan of Reorganization and Liquidation, (the "Plan"), with MIM Mutual Funds, Inc., a Maryland corporation ("MIM"), The Money Market Fund acquired all of the assets of the Money Market Fund of MIM and the Income Equity Fund acquired all of the assets of each of the Bond Income Fund, AFA Equity Income Fund and the Stock Income Fund of MIM (collectively, the "Acquired Funds"), in exchange for the assumption of such Acquired Funds' stated liabilities and a number of full and fractional Investor A shares of the Money Market Fund or the Income Equity Fund, as the case may be, having an aggregate net asset value equal to such Acquired Funds' net assets (the "Reorganization"). The Reorganization was approved by the shareholders of the Acquired Funds at a Special Shareholders Meeting on September 27, 1995, and was completed as of September 30, 1995.

         Throughout the Prospectus, the term "SunBank" is replaced with "the Sub-Adviser."

         The second sentence of the fifth paragraph on page 2 of the Prospectus is deleted in its entirety and is replaced with the following:

         To provide investment advisory services to the Income Equity Fund, Provident has entered into a sub-investment advisory agreement with DePrince, Race & Zollo, Inc., Orlando, Florida (the "Sub-Adviser").

         The information following the item "Sub-Investment Adviser" on page 5 of the Prospectus is deleted in its entirety and is replaced with the following:

         DePrince, Race & Zollo, Inc. (the "Sub-Adviser") with respect to the Income Equity Fund.

         The information under the caption "FEE TABLE" on page 6 of the Prospectus with respect to the Investor A Shares of the Income Equity Fund and with respect to the Investor B Shares of the Income Equity Fund on page 7 of the Prospectus is deleted in its entirety and is replaced with the following:

                               INCOME EQUITY FUND

                                                       INVESTOR A SHARES
SHAREHOLDER TRANSACTION EXPENSES
Sales Charge (as a percentage of offering price) ..............         4.50%(1)
ANNUAL FUND EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fees After Voluntary
  Fee Reduction ...............................................           90%(2)
12b-1 Fees After Voluntary Fee Reduction ......................          .22(2)
Other Expenses(3) .............................................          .55
                                                                        ----
Total Fund Operating Expenses After

  Voluntary Fee Reductions ....................................         1.67%
                                                                        ====


                                                       INVESTOR B SHARES
SHAREHOLDER TRANSACTION EXPENSES
Deferred Sales Load (as a percentage of
  original purchase price or redemption
  proceeds, as applicable)(1) ................................          4.00%
ESTIMATED ANNUAL FUND EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fees After Voluntary
  Fee Reduction ..............................................            90%(2)
12b-1 Fees ...................................................          1.00
Other Expenses(3) ............................................           .55
                                                                        ----
Estimated Total Fund Operating Expenses
  After Voluntary Fee Reduction ..............................          2.45%
                                                                        ====

         The following sentences are added after the second sentence in each footnote 2 on page 6 and 7 of the Prospectus:

         The Sub-Adviser has agreed with Provident to reduce voluntarily the amount of its sub-investment advisory fee by five basis points (0.05%) until January 1, 1997, which reduction will result in the reduction of the investment advisory fee charged by Provident to the Income Equity Fund to 0.90%. Absent such voluntary fee reduction, Investment Advisory Fees charged by Provident to the Income Equity Fund would be 0.95%.

         The 1 Year, 3 Years, 5 Years and 10 Years expense numbers for the Investor A shares of the income Equity Fund in the first example on page 7 of the Prospectus are deleted and are replaced with the following:

         One Year                           $ 61
         Three Years                        $ 95
         Five Years                         $132
         Ten Years                          $234

         The 1 Year and 3 years expense numbers for Investor B shares of the Income Equity Fund in the second example on page 7 and the example on page 8 of the Prospectus are deleted and are replaced with the following: $65 and $116; and $25 and $76, respectively.

         In the first paragraph under the heading "WAIVER OF SALES CHARGES" on page 34 of the Prospectus, the word "and" before "(7)" in the fourteenth line is deleted and the following is added between "the Distributor" and the period on the last line: "; (8) persons investing directly through the Distributor pursuant to a Systematic Investment Plan; and (9) persons investing directly through a discount brokerage firm which has entered into a Dealer Agreement with the Distributor."

         The second and third sentences of the second paragraph under the heading "INVESTMENT ADVISER" on page 44 of the Prospectus are deleted in their entirety and are replaced with the following sentence:

         Under the Investment Advisory Agreements with the Company, for services rendered and expenses assumed as investment adviser, Provident receives annually a fee (1) from the Money Market Fund equal to .15% of the Money Market Fund's average net assets; (2) from the Income Fund equal to .40% of the Income Fund's average net assets; (3) from the Income Equity Fund equal to .95% of the Income Equity Fund's average net assets; and (4) from the Tax-Free Fund equal to .50% of the Tax-Free Fund's average net assets. Provident and the Sub-Adviser may periodically voluntarily reduce all or a portion of their respective advisory fees with respect to a Fund to increase the net income of that Fund available for distribution as dividends.

         The fourth, fifth and sixth paragraphs under the heading "INVESTMENT ADVISER" on page 44 of the Prospectus are deleted in their entirety and are replaced with the following:

         Pursuant to the terms of its Investment Advisory Agreement with the Company, Provident has entered into a Sub-Investment Advisory Agreement with DePrince, Race & Zollo, Inc., a registered investment adviser (the "Sub-Adviser"), 201 South Orange Avenue, Suite 850, Orlando, Florida 32801, with respect to the Income Equity Fund. The Sub-Adviser is owned equally by Mr. Gregory DePrince, Mr. John D. Race and Mr. Victor A. Zollo, Jr., each of whom are former employees of SunBank Capital Management N.A., the former sub-investment adviser of the Income Equity Fund ("SunBank"). In April, 1995, Messrs. DePrince, Race and Zollo left SunBank to form the Sub-Adviser. In addition to the Income Equity Fund, the Sub-Adviser provides investment management services to mutual funds and other institutions and currently manages assets of approximately $470 million. Pursuant to the terms of such Sub-Investment Advisory Agreement, the Sub-Adviser has been retained by Provident to manage the day-to-day investment and reinvestment of the assets of the Income Equity Fund, subject to the direction and control of the Company's Board of Directors, and Provident is responsible for selecting and monitoring the Sub-Adviser and reporting the activities of the Sub-Adviser to the Company's Board of Directors.

         For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with Provident, the Sub-Adviser receives from Provident a fee, computed daily and paid monthly, at the annual rate of 0.50% of the Income Equity Fund's average daily net assets up to $55 million and 0.55% of the average daily net assets of the Fund of $55 million and above. The Sub-Adviser has agreed with the Company and with Provident to waive a portion of its sub-investment advisory fee until January 1, 1997. In addition, the Sub-Adviser has indicated a willingness to manage net assets of the Income Equity Fund up to $75 million, but not beyond. Should the Income Equity Fund's net assets approach or reach $75 million, the Company's Board of Directors will be required to determine what action, including the hiring of an additional sub-investment adviser, is necessary and appropriate under the circumstances.

         Gregory M. DePrince is primarily responsible for the management of the Income Equity Fund's portfolio. Since April 1995, Mr. DePrince has been a director and Executive Vice President of the Sub-Adviser. Prior to April 1995, Mr. DePrince served as the Equity Income Portfolio Manager at SunBank where he also managed the STI Classic Value Income Fund.

This Prospectus Supplement supersedes in its entirety the Prospectus Supplement dated September 1, 1995.

                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE

                                                        Rule 497e
                                                        File No.: 811-6082


THE RIVERFRONT FUNDS, INC.

THE RIVERFRONT U.S. GOVERNMENT
    SECURITIES MONEY MARKET FUND
 THE RIVERFRONT U.S. GOVERNMENT
    INCOME FUND
 THE RIVERFRONT INCOME EQUITY FUND
 THE RIVERFRONT OHIO TAX-FREE BOND FUND

PROSPECTUS APRIL 28, 1995

  The Riverfront Funds, Inc. ("the Company") is an open-end management investment company which currently issues five series of shares (individually, a "Portfolio" and collectively, the "Portfolios"), each having a different investment objective and investing in a different portfolio of securities. The Portfolios offered by the Company are: The Riverfront U.S. Government Securities Money Market Fund, The Riverfront U.S. Government Income Fund, The Riverfront Income Equity Fund, The Riverfront Ohio Tax-Free Bond Fund and The Riverfront Flexible Growth Fund.

  The Portfolios are offered to both customers of The Provident Bank ("Provident"), including personal trust, employee benefit, agency and custodial clients, and to the general public. Provident is a wholly owned subsidiary of Provident Bancorp, Inc. ("PBI"). Provident, directly or through one or more sub-investment advisers, serves as investment adviser to each of the Portfolios.

  SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OF, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PROVIDENT, PBI, SUNBANK OR ANY OF THEIR AFFILIATES, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISKS, INCLUDING RISK OF LOSS OF PRINCIPAL. THE VALUE OF THE RIVERFRONT U.S. GOVERNMENT INCOME, THE RIVERFRONT INCOME EQUITY AND THE RIVERFRONT OHIO TAX-FREE BOND FUND SHARES MAY FLUCTUATE, AND WHEN REDEEMED THEIR VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY PAID BY THE PURCHASER.

  AN INVESTMENT IN THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND INTENDS TO MAINTAIN A NET ASSET VALUE PER SHARE OF $1.00, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

For Information Contact:

THE RIVERFRONT FUNDS, INC.
 ONE EAST FOURTH STREET
 CINCINNATI, OHIO 45202
 CALL TOLL FREE 1-800-424-2295

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  This prospectus relates only to The Riverfront U.S. Government Securities Money Market Fund, The Riverfront U.S. Government Income Fund, The Riverfront Income Equity Fund, and The Riverfront Ohio Tax-Free Bond Fund and sets forth concisely information that a prospective investor should know about each Fund before investing. Investors should read and retain this prospectus for future reference.

  Additional information about the Company and its Portfolios is contained in a Statement of Additional Information and Appendix thereto dated as of the date hereof, which has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this prospectus. For a free copy, or for other information about the Company and its Portfolios, write to the address or call the telephone number listed above.
                                                        (continued on next page)

  The Company is designed to enable investors to pursue financial goals through a choice of portfolios.

  The Company offers the following Portfolios by this prospectus:

  -- THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND (the "Money Market Fund") seeks current income from U.S. Government short-term securities while preserving capital and maintaining liquidity. The dollar weighted average maturity of the Money Market Fund will not exceed 90 days.

  -- THE RIVERFRONT U.S. GOVERNMENT INCOME FUND (the "Income Fund") seeks a high level of current income, consistent with preservation of capital, by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and in high quality fixed rate and adjustable rate mortgage-backed securities and other asset-backed securities. The Income Fund intends to invest in securities with dollar-weighted average durations of between three and seven years. The dollar-weighted average life of the Income Fund's securities is expected to be in the range of five to ten years.

  -- THE RIVERFRONT INCOME EQUITY FUND (the "Income Equity Fund") seeks a high level of investment income, with capital appreciation as a secondary objective, through investment primarily in income-producing equity securities of U.S. issuers. To provide investment advisory services to the Income Equity Fund, Provident has entered into a sub-investment advisory agreement with SunBank Capital Management, N.A., Orlando, Florida ("SunBank").

  -- THE RIVERFRONT OHIO TAX-FREE BOND FUND (the "Tax-Free Fund") seeks as its investment objectives (1) income, which is exempt from federal income tax and Ohio state income taxes, and (2) preservation of capital.

  The Money Market Fund, the Income Fund, the Income Equity Fund and the Tax-Free Fund are hereinafter collectively referred to as the "Funds" and individually as a "Fund."

  The Company also offers by separate prospectus The Riverfront Flexible Growth Fund (the "Flexible Growth Fund"). For more information about the Flexible Growth Fund, please write to the address or call the telephone number listed above. Each Portfolio of the Company, other than the Money Market Fund, offers two classes of shares. This prospectus describes the one class of shares of the Money Market Fund--Investor A shares, and the two classes of shares of the Income Fund, the Income Equity Fund and the Tax-Free Fund--Investor A shares and Investor B shares.

TABLE OF CONTENTS                           Page
Prospectus Summary                            3
Fee Table                                     6
Financial Highlights                          9
The Company and Its Portfolios               13
The Funds' Investment Objectives and
  Policies                                   13
Investment Restrictions                      26
Pricing Shares                               28
How to Buy Shares                            29
Sales Charges                                32
Reduced Sales Charges -- Investor A
  Shares                                     33
Contingent Deferred Sales Charge --
  Investor B Shares                          35
Other Purchase Information                   37
Exchanges                                    37
How to Redeem Shares                         38
Shareholder Services                         41
Dividends and Taxes                          41
Company Management and Expenses              43
Performance Data and Advertising             49
Company Shares                               50
Additional Information                       51
Additional Investment Information            52

                               PROSPECTUS SUMMARY

Shares Offered................   Investor A shares of capital stock, $0.001 par
                                 value, of The Riverfront U.S. Government
                                 Securities Money Market Fund, and Investor A and Investor B shares of capital stock, $0.001 par value, of The Riverfront U.S. Government
                                 Income Fund, The Riverfront Income Equity Fund and The Riverfront Ohio Tax-Free Bond Fund, four separate series (collectively, the
                                 "Funds") of The Riverfront Funds, Inc., a
                                 Maryland corporation (the "Company").

Offering Price................   The public offering price of the INVESTOR A
                                 SHARES of the Money Market Fund is equal to the net asset value per share. The public offering price of Investor A shares of each of the other
                                 Funds is equal to the net asset value per share plus a sales charge equal to 4.50% of the public offering price (4.71% of the net amount invested), reduced on investments of $100,000 or more (See "Sales Charges--Investor A
                                 Shares"). Under certain circumstances, the sales charge may be eliminated (See "Reduced
                                 Sales Charges--Investor A Shares").

                                 The public offering price of INVESTOR B SHARES of each of the Income Fund, the Income Equity Fund and the Tax-Free Fund is equal to the net asset value per share, but investors may be subject to a contingent deferred sales charge ranging from 4% to 1% when Investor B shares are redeemed within the first six years after purchase.

Minimum Purchase................ $1,000 minimum initial investment with $100 minimum subsequent investments. Such minimum initial and subsequent investments are lowered for employees of The Provident Bank and The Winsbury Company and for purchases made through a Systematic Investment Plan or an IRA. Investor B shares may only be purchased in an amount of less than $100,000.

Type of Company................  Each of the Money Market Fund, the Income Fund
                                 and the Income Equity Fund is a diversified series of an open-end, management investment company. The Tax-Free Fund is a non-diversified series of the Company.

Investment Objective...........  For the MONEY MARKET FUND, current income from
                                 U.S. Government short-term securities while preserving capital and maintaining liquidity.

                                 For the INCOME FUND, a high level of current income, consistent with preservation of capital, by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and in high quality fixed rate and adjustable rate mortgage-backed securities and other asset-backed securities.

                                 For the INCOME EQUITY FUND, a high level of investment income, with capital appreciation as a secondary objective, through investment primarily in income-producing equity securities of U.S. issuers.

                                 For the TAX-FREE FUND, (1) income, which is exempt from federal income tax and Ohio state income taxes, and (2) preservation of capital.

Investment Policy..............  The MONEY MARKET FUND invests at least 65% of its total assets in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and in repurchase agreements secured by such obligations.

                                 The INCOME FUND invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in high quality fixed rate and adjustable rate mortgage-backed securities and other asset-backed securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or are rated no lower than one of the three highest rating categories by a nationally recognized statistical rating organization (an "NRSRO"), or if not so rated, are deemed to be of comparable quality.

                                 The INCOME EQUITY FUND invests at least 65% of the value of its total assets in common stocks and securities convertible into common stock, such as bonds and preferred stocks, rated in one of the four highest rating categories by an NRSRO, or if not so rated, deemed to be of comparable quality.

                                 Under normal market conditions, the TAX-FREE
                                 FUND will invest at least 80% of its assets in a portfolio of obligations consisting of bonds, notes, commercial paper, debentures and certificates of indebtedness, issued by or on behalf of the State of Ohio, or any country, political subdivision or municipality thereof (including any agency, board, authority or commission of any of the foregoing), and in debt obligations issued by the Government of Puerto Rico and such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal income tax, is not a preference item for individuals for purposes of the federal alternative minimum tax and is exempt from Ohio state income taxes.

Risk Factors and Investment
 Techniques....................  An investment in any of the Funds is subject to certain risks, as set forth in detail under "Risk Factors and Investment Tech-niques." As with other mutual funds, there can be no assurance that any of the Funds will achieve its investment objective or objectives. The Funds, to the extent set forth under "Risk Factors and Investment Techniques," may engage in the following practices: the use of repurchase and reverse repurchase agreements, entering into options and futures transactions, the lending of portfolio securities and the purchase of securities on a when-issued or delayed-delivery basis. The Tax-Free Fund is also subject to the risks associated with being a non-diversified portfolio.

Investment Adviser.............  The Provident Bank ("Provident").

Sub-Investment Adviser.........  Sun Bank Capital Management, N.A. ("Sun Bank")
                                 with respect to the Income Equity Fund.

Dividends......................  For the Money Market Fund, dividends from net income are declared daily and generally paid monthly. For each of the other Funds, dividends from net income are declared and generally paid monthly. Net realized capital gains are distributed at least annually.

Distributor ...................  The Winsbury Company (the "Distributor").

                                    FEE TABLE

     The purpose of the fee table is to assist investors in understanding the costs and expenses that an investor in a Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Company Management and Expenses," "How to Buy Shares," "Sales Charges," "Reduced Sales Charges--Investor A Shares," "Distribution Plans" and "Shareholder Services."

                                INVESTOR A SHARES


                                                                                                                       TAX-
                                                              MONEY MARKET         INCOME         INCOME EQUITY        FREE
                                                                  FUND              FUND              FUND             FUND
                                                              ------------       ----------       -------------      -------
SHAREHOLDER TRANSACTION EXPENSES
Sales Charge (as a percentage of offering price). .                0%             4.50%(1)           4.50%(1)         4.50%(1)

ANNUAL FUND EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fees After Voluntary Fee
  Reduction   . . . . . . . . . . . . . . . . . . .              .15%              .40%               .75%             .40%(2)
12b-1 Fees After Voluntary Fee Reduction  . . . . .                0(2)            .19(2)             .22(2)           .25
Other Expenses(3) . . . . . . . . . . . . . . . . .              .40               .52                .55              .80
                                                                ----              ----               ----             ----
Total Fund Operating Expenses After Voluntary Fee
  Reduction   . . . . . . . . . . . . . . . . . . .              .55%             1.11%              1.52%            1.45%
                                                                ====              ====               ====             ====

---------------

(1) The sales charge applied to purchases of Fund shares declines as the amount invested increases. In addition, all or a portion of the sales charge may be waived by the Distributor on certain sales of shares. See "Sales Charges--Investor A Shares" and "Reduced Sales Charges--Investor A Shares."

(2) Provident has agreed with the Company to reduce voluntarily the amount of its investment advisory fee with respect to the Tax- Free Fund for the current fiscal year. Absent such voluntary fee reduction, Investment Advisory Fees for the Tax-Free Fund would be .50%. The Distributor has agreed with the Company to reduce voluntarily the amount of its 12b-1 fees under the Investor A Plan, as described below, for the current fiscal year. Absent such voluntary fee reduction, 12b-1 Fees would be .25%.

(3) "Other Expenses" with respect to the Money Market Fund, the Income Fund and the Income Equity Fund has been restated to reflect current fees. "Other Expenses," with respect to the Tax-Free Fund, is based upon estimated amounts for the current fiscal year.

                                INVESTOR B SHARES

                                                                                                             TAX-
                                                                            INCOME      INCOME EQUITY        FREE
                                                                             FUND           FUND             FUND
                                                                            ------      -------------       ------
SHAREHOLDER TRANSACTION EXPENSES
Deferred Sales  Load (as a  percentage of original  purchase price
or redemption proceeds, as applicable)(1) . . . . . . . . . . .              4.00%          4.00%            4.00%

ESTIMATED ANNUAL FUND EXPENSES
   (as a percentage of average net assets)
Investment Advisory Fees After Voluntary Fee Reduction  . . . .               .40%           .75%             .40%(2)
12b-1 Fees  . . . . . . . . . . . . . . . . . . . . . . . . . .              1.00           1.00             1.00
Other Expenses(3) . . . . . . . . . . . . . . . . . . . . . . .               .52            .55              .80
                                                                            -----          -----            -----
Estimated Total Fund Operating Expenses After Voluntary Fee
   Reduction  . . . . . . . . . . . . . . . . . . . . . . . . .              1.92%          2.30%            2.20%
                                                                            =====          =====            =====

---------------

(1) A contingent deferred sales load ranging from 4% to 1% is charged with respect to Investor B shares redeemed within the first six years after purchase. See "Contingent Deferred Sales Charge--Investor B shares" below.
(2) Provident has agreed with the Company to reduce voluntarily the amount of its investment advisory fee with respect to the Tax-Free Fund for the current fiscal year. Absent such voluntary fee reduction, Investment Advisory Fees for the Tax-Free Fund would be .50%.
(3) "Other Expenses" is based upon estimated amounts for the current fiscal year.

EXAMPLE(4)--INVESTOR A SHARES

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each period:

                                                                 TAX-
                   MONEY MARKET    INCOME      INCOME EQUITY     FREE
                       FUND         FUND           FUND          FUND
                   ------------    ------      -------------    ------
One Year  .........    $ 6          $ 56           $ 60          $ 59
Three Years .......    $18          $ 79           $ 91          $ 89
Five Years ........    $31          $103           $124          $121
Ten Years .........    $69          $174           $218          $211


EXAMPLE(4)--INVESTOR B SHARES

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each period:

                                                                   TAX-
                                     INCOME      INCOME EQUITY     FREE
                                      FUND           FUND          FUND
                                     ------      -------------    ------
One Year  .......................     $ 59           $ 63          $ 62
Three Years .....................     $100           $112          $109

     You would pay the following expenses on the same investment, assuming no redemption:

                                                                   TAX-
                                   INCOME      INCOME EQUITY       FREE
                                    FUND           FUND            FUND
                                  --------     -------------      ------
One Year .......................    $19            $23             $22
Three Years.....................    $60            $72             $69

---------------

(4) The Commission requires use of a 5% annual return figure for purposes of the example. Actual return for a Fund may be greater or less than 5%.

     AMOUNTS SHOWN IN THE EXAMPLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Such expenses do not include any fees charged by Provident or any of its affiliates to its customers' accounts which may have invested in shares of a Fund. As a result of the payment of sales loads and Rule 12b-1 fees, long-term shareholders may pay more than the maximum front-end sales charge permitted by the Rules of the National Association of Securities Dealers, Inc. (the "NASD"). The NASD has adopted rules which generally limit the aggregate of any sales charges paid and payments under a Fund's Investor A and Investor B Distribution Plans to 6.25% of total new gross sales, plus interest. A Fund would stop accruing payments under a Distribution Plan if, to the extent, and for as long as, such limit would otherwise be exceeded.

     The information set forth in the foregoing Fee Tables and examples relates to the Investor A and Investor B Shares (except with respect to the Money Market Fund which only has Investor A shares) of the Funds. The two classes of shares are subject to the same expenses except that the level of Rule 12b-1 fees and transfer agent fees paid by the holders of Investor A shares and Investor B shares differs.

                              FINANCIAL HIGHLIGHTS

     The Money Market Fund, the Income Fund, the Income Equity Fund and the Tax-Free Fund are four separate Portfolios of the Company. The following financial highlights for the fiscal years ended December 31, 1994 and 1993, and the fiscal period ended December 31, 1992, for the Money Market Fund, the fiscal years ended December 31, 1994, 1993, 1992, and 1991, for the Income Fund and the Income Equity Fund, and the fiscal period ended December 31, 1994, for the Tax-Free Fund, have been audited by KPMG Peat Marwick LLP, independent auditors, whose report, together with the financial statements of such Funds, appear in the Statement of Additional Information. Such Statement of Additional Information may be obtained by shareholders and prospective investors upon request.

     On June 8, 1994, the Board of Directors of the Company and on July 29, 1994, the shareholders of the Company approved the reclassification of the Funds' then outstanding shares into Class A shares. Such reclassification was effective as of August 1, 1994. Financial highlights are not provided in connection with Investor B shares of the Income, Income Equity and Tax-Free Funds because no Investor B shares had been sold to or held by the public during the periods presented.

           THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
                                INVESTOR A SHARES





                                                       YEARS ENDED           OCTOBER 1, 1992
                                                       DECEMBER 31,           (COMMENCEMENT
                                                ------------------------      OF OPERATIONS)
                                                   1994           1993     TO DECEMBER 31, 1992(a)
                                                ---------      ---------   -----------------------
NET ASSET VALUE, BEGINNING OF PERIOD  . . . .   $   1.00       $   1.00           $  1.00
Investment Activities
Net Investment Income(b)  . . . . . . . . . .       0.04           0.03              0.01
                                                --------       --------           -------
Total from Investment Activities  . . . . . .      (0.04)          0.03              0.01
                                                --------       --------           -------
Distributions
Net Investment Income . . . . . . . . . . . .      (0.04)         (0.03)            (0.01)
                                                --------       --------           -------
Total Distributions . . . . . . . . . . . . .      (0.04)         (0.03)            (0.01)
                                                --------       --------           -------
Net Asset Value, End of Period  . . . . . . .   $   1.00       $   1.00           $  1.00
                                                ========       ========           =======
TOTAL RETURN  . . . . . . . . . . . . . . . .       3.78%          2.90%             0.80%
Annualized Ratios/Supplemental Data
Net Assets, End of Period (000) . . . . . . .   $149,374       $133,207           $37,083
Ratio of expenses to average net assets . . .       0.51%          0.32%             0.01%
Ratio of net investment income to average net
  assets  . . . . . . . . . . . . . . . . . .       3.70%          2.85%             3.09%
Ratio of expenses to average net assets*  . .       0.80%          0.42%             0.68%
Ratio of net investment income to average net
  assets*   . . . . . . . . . . . . . . . . .       3.41%          2.75%             2.42%

---------------
  * During the period, certain fees were voluntarily reduced. In addition, the manager or investment adviser reimbursed expenses to the funds. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

(a)  Annualized.

                   THE RIVERFRONT U.S. GOVERNMENT INCOME FUND
                                INVESTOR A SHARES


                                                                       YEARS ENDED DECEMBER 31,                AUGUST 9, 1990 TO
                                                       -----------------------------------------------------      DECEMBER 31,
                                                         1994           1993          1992(B)          1991          1990(A)
                                                       ---------      ---------      --------        -------   -----------------
NET ASSET VALUE, BEGINNING OF
PERIOD ...........................................     $   9.91       $   9.76       $  10.00      $   10.00      $   10.00
Investment Activities
Net investment income ............................         0.54           0.51           0.10           0.73           0.12
Net realized and unrealized gain (loss)
  on Investments .................................        (0.99)          0.20          (0.23)           -0-            -0-
                                                       --------       --------       --------      ---------      ---------
  Total from Investment Activities ...............        (0.45)          0.71          (0.13)          0.73           0.12
                                                       --------       --------       --------      ---------      ---------
Distributions
Net investment income ............................        (0.54)         (0.50)         (0.10)         (0.73)         (0.12)
In excess of net investment income ...............          -0-          (0.06)         (0.01)           -0-            -0-
                                                       --------       --------       --------      ---------      ---------
  Total Distributions ............................        (0.54)         (0.56)         (0.11)         (0.73)         (0.12)
                                                       --------       --------       --------      ---------      ---------
NET ASSET VALUE, END OF PERIOD ...................     $   8.92       $   9.91       $   9.76      $   10.00      $   10.00
                                                       ========       ========       ========      =========      =========
TOTAL RETURN (EXCLUDING SALES
CHARGE) ..........................................        (4.64)%         7.38%         (1.31)%          N/A            N/A
ANNUALIZED RATIOS/SUPPLEMENTAL
DATA:
Net Assets at End of Period (000) ................     $ 32,721       $ 30,078       $ 24,588      $      33      $       0
Ratio of expenses to average net
assets ...........................................         0.86%          0.65%          0.66%          0.00%          1.67%
Ratio of net investment income to
  average net assets .............................         5.78%          5.05%          4.00%          7.34%          1.17%
Ratio of expenses to average net
  assets* ........................................         1.14%          1.08%          1.06%           N/A            N/A
Ratio of net investment income to
  average net assets* ............................         5.49%          4.62%          3.60%           N/A           N/A
Portfolio Turnover ...............................           83%           220%           117%             0%          0%

---------------
* During the period, certain fees were voluntarily reduced. In addition, the manager or investment adviser reimbursed expenses to the Funds. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b) Investment operations and sales of shares to the public began on October 1, 1992.

                        THE RIVERFRONT INCOME EQUITY FUND
                                INVESTOR A SHARES

                                                                  YEARS ENDED DECEMBER 31,                  AUGUST 9 1990 TO
                                                                  ------------------------                    DECEMBER 31,
                                                        1994            1993          1992(B)       1991         1990(A)
                                                     ---------      ---------      ----------    ---------  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD ........        $  10.63       $  10.78       $  10.00       $ 10.00       $ 10.00
Investment activities
Net investment income .......................            0.32           0.28           0.08          0.73          0.12
Net realized and unrealized gain (loss) on
  investments ...............................             -0-           1.01           0.80           -0-           -0-
                                                     --------       --------       --------       -------       -------
     Total from Investment Operations .......            0.32           1.29           0.88          0.73          0.12
                                                     --------       --------       --------       -------       -------
Distributions
Net investment income .......................           (0.31)         (0.27)         (0.08)        (0.73)        (0.12)
In excess of net investment income ..........             -0-          (0.03)         (0.01)          -0-           -0-
Net realized gains ..........................           (0.49)         (1.14)           -0-           -0-           -0-
In excess of net realized gains .............             -0-            -0-          (0.01)          -0-           -0-
                                                     --------       --------       --------       -------       -------
Total Distributions .........................           (0.80)         (1.44)         (0.10)        (0.73)        (0.12)
                                                     --------       --------       --------       -------       -------
NET ASSET VALUE, END OF PERIOD ..............        $  10.15       $  10.63       $  10.78       $ 10.00       $ 10.00
                                                     ========       ========       ========       =======       =======
TOTAL RETURN (EXCLUDING SALES CHARGE) .......            3.08%         12.11%          8.74%          N/A           N/A
ANNUALIZED RATIOS/SUPPLEMENTAL DATA:
Net Assets at End of Period (000) ...........        $ 34,965       $ 24,387       $ 12,262       $    43       $    40
Ratio of expenses to average net assets .....            1.30%          1.47%          1.48%         0.00%         1.67%
Ratio of net investment income to average net
  assets ....................................            2.93%          2.55%          3.16%         7.34%         1.17%
Ratio of expenses to average net assets* ....            1.58%          1.64%          2.02%          N/A           N/A
Ratio of net investment income to average net
  assets* ...................................            2.65%          2.38%          2.62%          N/A           N/A
Portfolio Turnover ..........................             119%           145%            12%            0%            0%

---------------
 * During the period, certain fees were voluntarily reduced. In addition, the manager or investment adviser reimbursed expenses to the Funds. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operation.

(b) Investment operations and sales of shares to the public began on October 8, 1992.

                    THE RIVERFRONT OHIO TAX-FREE BOND FUND(B)
                                INVESTOR A SHARES

                                                                    AUGUST 1 1994 TO
                                                                      DECEMBER 31,
                                                                         1994(A)
                                                                    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD  . . . . . . . . . . . . .       $   10.00
Investment activities
  Net investment income   . . . . . . . . . . . . . . . . . . .            0.12
  Net realized and unrealized gain (loss) on investments  . . .           (0.17)
                                                                      ---------
     Total from Investment Activities . . . . . . . . . . . . .           (0.05)
                                                                      ---------
Distributions
  Net investment income   . . . . . . . . . . . . . . . . . . .           (0.12)
                                                                      ---------
     Total Distributions  . . . . . . . . . . . . . . . . . . .           (0.12)
                                                                      ---------
NET ASSET VALUE, END OF PERIOD  . . . . . . . . . . . . . . . .       $    9.83
                                                                      =========
Total Return (excluding sales charge) . . . . . . . . . . . . .           (0.47%)
ANNUALIZED RATIOS/SUPPLEMENTAL DATA:
Net Assets at End of Period (000) . . . . . . . . . . . . . . .       $  10,190
Ratio of Expenses to Average Net Assets . . . . . . . . . . . .            1.08%
Ratio of Net Investment Income to Average Net Assets  . . . . .            2.92%
Ratio of Expenses to Average Net Assets*  . . . . . . . . . . .            1.44%
Ratio of Net Investment Income to Average Net Assets* . . . . .            2.56%
Portfolio Turnover  . . . . . . . . . . . . . . . . . . . . . .              29%

---------------
 * During the period, certain fees were voluntarily reduced. In addition, the manager reimbursed expenses to the Fund. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Formerly the Municipal Bond Fund.

THE COMPANY AND ITS PORTFOLIOS

  The Riverfront Funds, Inc. is an open-end management investment company, commonly known as a mutual fund (the "Company"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently offers five series of shares of capital stock (individually, a "Portfolio" and collectively the "Portfolios"). Each Portfolio of the Company, other than the Tax-Free Fund, is diversified. The Tax-Free Fund is non-diversified. The Company was incorporated in Maryland on March 27, 1990. The Portfolios currently offered by the Company are the Money Market Fund, the Income Fund, the Income Equity Fund, the Tax- Free Fund and the Flexible Growth Fund.

THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
 INVESTMENT OBJECTIVE AND POLICIES

  The Money Market Fund seeks current income from U.S. Government short-term securities while preserving capital and maintaining liquidity. The dollar-weighted average maturity of the Money Market Fund will not exceed 90 days.

PRINCIPAL INVESTMENTS

  The Money Market Fund invests at least 65% of its total assets in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and in repurchase agreements secured by such obligations. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities consist of U.S. Treasury securities which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by the U.S. Government, such as those issued by the Government National Mortgage Association ("GNMA") and Federal Housing Administration ("FHA"), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. Other securities, such as those issued by the Federal Farm Credit System, the Federal Land Bank Association and the Federal National Mortgage Association ("FNMA"), are supported by each agency's right to borrow money from the U.S. Treasury under certain circumstances. Others, such as those issued by the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the issuing agency and not by the U.S. Government.

  Under normal market conditions, the Money Market Fund may invest up to 35% of its net assets in Short-Term Securities as described below under "The Riverfront U.S. Government Income Fund--Other Eligible Investments," except that with respect to corporate obligations, such securities may have remaining maturities of thirteen months or less and shall be rated in one of the two highest rating categories by an NRSRO (as defined below).

  Pursuant to Rule 2a-7 under the 1940 Act, the Money Market Fund's investments will be limited to U.S. dollar-denominated instruments with remaining maturities of 397 days or less.

  The Money Market Fund may purchase and sell securities on a when-issued or delayed delivery basis, enter into repurchase agreements and lend securities to broker-dealers and financial institutions. For expanded descriptions of these investment techniques, see "Risk Factors and Investment Techniques" below. The securi-ties in which the Money Market Fund may invest may not earn as high a level of current income as longer term or lower quality securities, which generally have less liquidity, greater market risk and more price fluctuation.


THE RIVERFRONT U.S. GOVERNMENT INCOME FUND
 INVESTMENT OBJECTIVES AND POLICIES

  The Income Fund seeks a high level of current income, consistent with preservation of capital, by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in high quality fixed rate and adjustable rate mortgage-backed securities and other asset-backed securities which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities or rated no lower than one of the three highest rating categories by a nationally recognized statistical rating organization (an "NRSRO") (e.g., at least "A" from Moody's Investors Services ("Moody's") or Standard & Poor's Corporation ("S&P"), including all sub-classifications indicated by a "plus" or "minus" sign) or, if not rated, determined to be of comparable quality by Provident. For a description of these ratings by NRSROs, see the Appendix to the Statement of Additional Information. It is expected that under normal circumstances the dollar-weighted average duration of the Income Fund's securities will be between three and seven years and that the dollar-weighted average life of the Income Fund's securities will be in the range of four and ten years. While there is no limit on the maturity of any single security purchased by the Income Fund, it is expected that the maturity of any single security will not exceed 30 years.

  The Income Fund seeks to achieve a high level of current income, consistent with preservation of capital, by investing in a diversified portfolio of securities which Provident believes will, in the aggregate, perform well in all stages of the business and interest rate cycles. Although the values of fixed-income securities generally increase during periods of declining interest rates and decrease during periods of increasing interest rates, the extent of these fluctuations has historically generally been smaller for shorter term securities than for securities with longer maturities. Conversely, the yield available on shorter term securities has also historically been lower on average than those available from longer term securities.

PRINCIPAL INVESTMENTS

  Under ordinary circumstances, the Income Fund intends to invest at least 65% of its assets in U.S. Government securities, U.S. Government agency mortgage-backed securities and U.S. Government agency derivatives described below under "Collateralized Mortgage Obligations." U.S. Government securities consist of U.S. Treasury bills, notes and bonds and securities issued by U.S. Government agencies and instrumentalities, such as GNMA, FHLMC, FNMA, Federal Home Loan Bank, Federal Farm Credit, Student Loan Marketing Association and the Tennessee Valley Authority.

OTHER ELIGIBLE INVESTMENTS

  The Income Fund may invest up to 35% of its assets in non-government agency mortgage-backed securities, asset-backed securities, corporate debt securities, including adjustable rate securities, and foreign government bonds. Each such security will be rated in one of the three highest rating categories by an NRSRO or, if unrated, determined to be of comparable quality by Provident.

  The Income Fund may also invest up to 35% of its assets in the following securities: (1) bankers' acceptances which are guaranteed by U.S. commercial banks having total assets at the time of purchase in excess of $1.5 billion;

(2) certificates of deposit of domestic and foreign branches of U.S. banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and have total assets at the time of purchase in excess of $1.5 billion; (3) commercial paper (including master demand notes) rated in the highest rating category by an NRSRO; (4) repurchase agreements; and (5) corporate obligations with remaining maturities of one year or less and rated in one of the three highest rating categories by an NRSRO. (Items (1) through (5) are hereafter referred to as "Short-Term Securities.") For expanded descriptions of such Short-Term Securities, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments" in the Company's Statement of Additional Information. When, in Provident's opinion, market conditions warrant, Provident may invest up to 100% of the Income Fund's assets for temporary defensive purposes in such Short-Term Securities.

  The Income Fund may also invest in securities issued by other investment companies which invest in securities in which the Income Fund is permitted to invest, as more fully described below under "Risk Factors and Investment Techniques."

  The Income Fund is authorized to engage in options transactions, including the writing of covered put and call options, the purchase of call and put options on individual securities and interest rate index futures contracts, engage in interest rate index futures contracts, enter into repurchase agreements, reverse repurchase agreements, dollar rolls and when-issued, delayed delivery and forward commitment transactions and lend securities to broker-dealers and financial institutions. The Income Fund presently does not intend to enter into options transactions. For expanded descriptions of these investment techniques, see below under "Risk Factors and Investment Techniques" and the "Additional Investment Information" section of this prospectus.

MORTGAGE-BACKED SECURITIES

  Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The term mortgage-backed securities includes adjustable rate mortgage securities and derivative mortgage products such as collateralized mortgage obligations, stripped mortgage-backed securities and other products described below.

  There are currently three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the U.S.); (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

  The Income Fund will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by governmental or private lenders. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates.

Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any pre-payments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the service of the underlying mortgage loans.

  As with other interest-bearing securities, the prices of mortgage-backed securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-backed security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund.

PRIVATE MORTGAGE PASS-THROUGH SECURITIES

  Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Types of credit enhancement are described below.

COLLATERALIZED MORTGAGE OBLIGATIONS

  Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. CMOs may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The Income Fund may purchase portions or "tranches" of CMOs, which are designed to permit purchasers to choose varying lengths of maturity. The shorter maturity tranches are less volatile and carry less risk of non-payment on the underlying securities and therefore may provide a lower yield than the longer maturity tranches. The prices of CMOs are affected by changes in interest rates similarly to the way mortgage-backed securities are affected as is described above.

ASSET-BACKED SECURITIES

  The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure.

  New instruments and variations of existing mortgage-backed securities and asset-backed se-curities continue to be developed. The Fund may invest in any such instruments to the extent consistent with its investment objectives and policies and applicable regulatory requirements.

TYPES OF CREDIT ENHANCEMENT

  Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payments of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Income Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

THE RIVERFRONT INCOME EQUITY FUND INVESTMENT OBJECTIVES AND POLICIES

  The Income Equity Fund seeks a high level of investment income, with capital appreciation as a secondary objective, by investing primarily in income-producing equity securities of U.S. issuers.

PRINCIPAL INVESTMENTS

  The Income Equity Fund has a fundamental policy of investing at least 65% of the value of its total assets in common stocks and securities convertible into common stock, such as bonds and preferred stocks, rated in one of the four highest rating categories by an NRSRO (or, if not rated, deemed by the Income Equity Fund's adviser to be of comparable quality to securities so rated) as to which there is an expectation of dividend or other income generation. The Income Equity Fund also may acquire rights and warrants to purchase such securities. The Income Equity Fund generally will invest in equity securities of U.S. issuers with a demonstrated record of dividend payments and high total returns which are listed on the New York Stock Exchange or the American Stock Exchange or traded in the over-the-counter market. The Income Equity Fund may invest in income-producing equity securities of varying quality. For a discussion of debt securities rated within the fourth highest rating group assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES" below.

OTHER ELIGIBLE INVESTMENTS

  The Income Equity Fund may invest in non-investment grade convertible debt securities rated no lower than B by an appropriate NRSRO or in unrated securities which are deemed by SunBank to be of comparable quality. The Income Equity Fund currently expects that less than 5% of its total assets will be invested in non-investment grade securities. Non-investment grade securities are commonly referred to as high yield or high risk securities. High yield, high risk securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and volatility than higher quality securities. In addition, such securities may have less liquidity and experience more price fluctuation than higher quality securities.

  Convertible debt securities which are rated B by Moody's generally lack characteristics of a desirable investment, since the assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Debt rated B by S&P is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  The Income Equity Fund may also invest in foreign securities directly and through the purchase of sponsored and unsponsored American Depositary Receipts ("ADRs"). Unsponsored ADRs may be less liquid than sponsored ADRs and there may be less information available regarding the underlying foreign issuer for unsponsored ADRs. Investment in foreign securities is subject to special risks, such as future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. In addition, securities markets in foreign countries may be structured differently from and may not be as liquid as the U.S. markets. Where purchases of foreign securities are made in foreign currencies, the Income Equity Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar.

  The Income Equity Fund may also invest under ordinary circumstances up to 35% of its assets in the Short-Term Securities described above under "The Riverfront U.S. Government Income Fund--Other Eligible Investments," and when, in SunBank's opinion, market conditions warrant, up to 100% of the Income Equity Fund's assets in such Short-Term Securities.

  The Income Equity Fund may also invest in variable rate obligations, fixed-income securities that are issued by or backed by the full faith and credit of the U.S. Government and repurchase agreements with respect to such securities. Such fixed-income securities may include U.S. Treasury bills, notes and bonds and securities of agencies and instrumentalities of the U.S. Government which may not be direct obligations of the U.S. Treasury. The maximum initial or remaining maturities of the fixed- income securities at the time of purchase will generally be less than ten years.

  The Income Equity Fund may also invest in securities issued by other investment companies which invest in securities in which the Income Equity Fund is permitted to invest, as described more fully below.

  The Income Equity Fund is authorized to engage in options transactions, including the writing of covered put and call options, the purchase of call and put options on individual stocks, equity indices and equity index futures contracts, engage in equity index futures contracts, enter into reverse repurchase agreements and when-issued, delayed delivery and forward commitment transactions and lend securities to broker-dealers and financial institutions. The Income Equity Fund presently does not intend to enter into options transactions. For expanded descriptions of these investment techniques, see below under "RISK FACTORS AND INVESTMENT TECHNIQUES" and "ADDITIONAL INVESTMENT INFORMATION" sections of this prospectus.

THE RIVERFRONT OHIO TAX-FREE BOND FUND INVESTMENT OBJECTIVES AND POLICIES

  The Tax-Free Fund seeks as its investment objectives (1) income, which is exempt from federal income tax and Ohio state income taxes, and (2) preservation of capital.

PRINCIPAL INVESTMENTS

  Under normal market conditions, the Tax-Free Fund will invest at least 80% of its net assets in a portfolio of obligations consisting of bonds, notes, commercial paper, debentures and certificates of indebtedness, issued by or on behalf of the State of Ohio, or any county, political subdivision or municipality thereof (including any agency, board, authority or commission of any of the foregoing), the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax, is not a preference item for individuals for purposes of the federal alternative minimum tax and is exempt from Ohio state income taxes ("Ohio Exempt Securities") and in debt obligations issued by the Government of Puerto Rico and such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal income tax, is not a preference item for individuals for purposes of the federal alternative minimum tax and is exempt from Ohio state income taxes (together with Ohio Exempt Securities called "Exempt Securities"). In addition, under normal market conditions, at least 65% of the Tax-Free Fund's net assets will be invested in Ohio Exempt Securities. As a matter of fundamental policy, under normal market conditions, at least 80% of the net assets of the Tax-Free Fund will be invested in securities, the interest on which is exempt from federal income tax and is not a preference item for individuals for purposes of the federal alternative minimum tax.

  The two principal classifications of Exempt Securities which may be held by the Tax-Free Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Tax-Free Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  The Tax-Free Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

  The Tax-Free Fund invests in Exempt Securities which are rated at the time of purchase within the four highest rating groups assigned by one or more appropriate NRSROs for bonds, notes, tax-exempt commercial paper, or variable rate demand obligations, as the case may be. The Tax-Free Fund may also purchase Exempt Securities which are unrated at the time of purchase but are determined to be of comparable quality by Provident. The applicable Exempt Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES" below.

  The Tax-Free Fund may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of

  Provident, suitable Exempt Securities are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income.

OTHER ELIGIBLE INVESTMENTS

  Under normal market conditions, at least 80% of the net assets of the Tax-Free Fund will be invested in Exempt Securities. However, under normal market conditions, up to 20% of the Tax-Free Fund's net assets may be invested in taxable obligations. In addition, during temporary defensive periods as determined by Provident, the Tax-Free Fund may hold up to 100% of its total assets in taxable obligations. Such taxable obligations consist of Short-Term Securities (as defined under "The Riverfront U.S. Government Income Fund" above). These obligations are described further in the Statement of Additional Information. The Tax-Free Fund may also invest up to 10% of the value of its total assets in money market mutual funds for purposes of short-term cash management, as described more fully below. During such defensive periods and to the extent that the Tax-Free Fund is so invested in taxable obligations, the Tax-Free Fund may not achieve its stated investment objectives. In addition, the Tax-Free Fund may use one or more of the investment techniques described below and is authorized to engage in options transactions, including the writing of covered put and call options and the purchase of put and call options. For further information about these investment techniques, see the "Additional Investment Information" section of this prospectus. Use of such techniques may cause the Tax-Free Fund to earn income which would be taxable to its shareholders.

  Interest income from certain types of securities may be exempt from federal and Ohio state income taxes but may be subject to federal alternative minimum tax. The Tax-Free Fund may invest up to 20% of its net assets it such types of securities but may not treat such securities as Exempt Securities for purposes of compliance with its requirement to have at least 80% of its nets assets invested in Exempt Securities as described above. For additional information relating to the types of municipal securities the interest on which may be a preference item for individuals for purposes of the federal alternative minimum tax, see "ADDITIONAL INFORMATION--Additional Tax Information" in the Company's Statement of Additional Information.

  Opinions relating to the validity of Exempt Securities and to the exemption of interest thereon from federal and Ohio state income taxes are normally rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax-Free fund nor Provident will review the proceedings relating to the issuance of Exempt Securities or the basis for such opinions.

  Exempt Securities purchased by the Tax-Free Fund may include rated and unrated variable and floating rate tax-exempt notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Tax-Free Fund will be determined by Provident to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Tax-Free Fund's investment policies. In making such determinations, Provident will consider the creditworthi-ness of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Tax- Free Fund will approximate their par value. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other liquid securities, exceeds 15% of the Tax-Free Fund's total assets only if such notes are subject to a demand feature that will permit the Tax-Free Fund to receive payment of the principal within seven days after demand by the Tax-Free Fund.

  An increase in interest rates will generally reduce the value of the investments in the Tax-Free Fund, and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, Provident may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, Provident will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

  The Tax-Free Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. Illiquid securities include securities which are not readily marketable and repurchase agreements with maturities in excess of seven days.

RISK FACTORS AND INVESTMENT TECHNIQUES

  The risk inherent in investing in the Income Fund, the Income Equity Fund or the Tax-Free Fund is that risk common to any security, that the net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying securities of such Fund, and there can be no assurance that any Fund will achieve its investment objective or objectives. In addition, the Funds may engage in any one or more of the following investment techniques, as set forth below.

  Non-Diversification. Because the Tax-Free Fund invests primarily in securities issued or guaranteed by the State of Ohio and its agencies, the Tax-Free Fund's performance is closely tied to the general economic conditions within the State as a whole and to the economic conditions within particular industries and geographic areas represented or located within the State and to the financial condition of the State of Ohio and its agencies.

  Historically, the State of Ohio has been heavily reliant upon durable goods manufacturing with the key industries in this sector including transportation equipment, industrial machinery, fabricated metal products, primary metals, and stone, clay and glass products. However, the goods-producing sector of Ohio's economy has been steadily declining over the last several decades. Since 1982, the total amount of Ohio's workforce employed in the goods-producing sector has dropped from 31% to 25%. Ohio's manufacturing in the durable goods area still exceeds the national share, with 14.7% of Ohio's total payroll employment concentrated in durable goods manufacturing in 1991 versus the 9.7% national share in the same year.

  As goods-producing industries have declined in Ohio, the economy of Ohio has become largely dependent upon service-producing industries. As of July 1994, 75% of the total workforce in Ohio was employed in service-producing areas.

  In the past two years, Ohio's unemployment rate has generally been lower than the national average. The July 1994 unemployment rate for Ohio was 5.8% compared to 6.1% for the nation as a whole. Ohio is the 7th most populous state in the nation, with an estimated state-wide population of 11,091,000 as of July 1, 1993. During 1992 Ohio ranked 18th in the nation in terms of state taxes per capita and 21st in the nation in terms of government expenditures per capita.

  The five largest cities in Ohio by population are Columbus, Cleveland, Cincinnati, Toledo, and Akron, in order from largest to smallest. Moody's Investor Services (Moody's) has rated long-term bonds for all five cities, and they are (in the order reflected above) Aa1, A, Aa, BAa1, and A, respectively. Standard and Poor's Corporation (S&P) has rated the three largest cities in Ohio, with Columbus and Cincinnati receiving AA+ ratings and Cleveland receiving an A rating. Both NRSROs have rated Ohio as a whole in terms of long-term bonds with Ohio receiving a Aa rating from Moody's and a AA rating from S&P.

  There are also risks of reduced diversification because the Tax-Free Fund invests a substantial portion of its assets in obligations of issuers within a single state. As a result, the Tax-Free Fund is more likely to invest its assets in the obligations of fewer issuers because of the relatively smaller number of issuers of Exempt Securities in the State of Ohio.

  The Tax-Free Fund's classification as a "non-diversified" investment company means that the proportion of the Tax-Free Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Tax-Free Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which requires such Fund generally to invest as of the end of each fiscal quarter, with respect to 50% of its total assets, not more than 5% of such assets in the obligations of a single issuer; as to the remaining 50% of its total assets, such Fund is not so restricted. In no event, however, may such Fund invest more than 25% of its total assets in the obligations of any one issuer. Compliance with this requirement is measured at the close of each quarter of the Tax-Free Fund's taxable year. Since a relatively high percentage of the Tax-Free Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, such Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

  Medium Grade Debt Securities. As described above, the Income Equity Fund and the Tax-Free Fund may each invest in debt securities rated within the fourth highest rating group assigned by one or more appropriate NRSROs, in addition to debt securities rated in the three higher groups, and in comparable unrated securities. Debt securities which are within such fourth highest rating group are considered by Moody's to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.

  Should subsequent events cause the rating of a debt security purchased by the Income Equity Fund or the Tax-Free Fund to fall below the fourth highest rating category, Provident and Sun Bank, as the case may be, will consider such an event in determining whether such Fund should continue to hold that securi-ty.

  In no event, however, would the Fund be required to liquidate any such portfolio security where such Fund would suffer a loss on the sale of such security.

  Repurchase Agreements. Securities held by any of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities, in exchange for cash, from member banks of the Federal Deposit Insurance Corporation and/or from registered broker-dealers which Provident or SunBank, as the case may be, deems creditworthy under guidelines approved by the Company's Board of Directors. The seller agrees to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which a Fund may invest directly. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). This requirement will be continually monitored by Provident or SunBank, as the case may be. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss if the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or the disposition of such securities by the Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments--Repurchase Agreements" in the Company's Statement of Additional Information.

  Reverse Repurchase Agreements. Each of the Income Fund, the Income Equity Fund and the Tax-Free Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid high-grade debt securities, consistent with the Fund's investment restrictions, having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments--Reverse Repurchase Agreements" in the Company's Statement of Additional Information.

  Except as otherwise disclosed to the shareholders of the Funds, the Company will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Provident, SunBank, the Distributor, or their affiliates, and will not give preference to Provident's or SunBank's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

  Lending Portfolio Securities. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive at least 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by Provident or SunBank, as the case may be. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, the Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that Provident or SunBank, as the case may be, has determined are creditworthy under guidelines established by the Company's Board of Directors.

  When-Issued or Delayed-Delivery Purchases. Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received on the settlement date. When a Fund agrees to purchase such securities, however, its custodian will set aside in a separate account cash or liquid securities equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

  Securities of Other Investment Companies. Each of the Funds may acquire securities of other investment companies for the purposes described above. A Fund may invest in securities of other investment companies within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, limiting its investment to (1) no more than 5% of its total assets in the securities of any one investment company, (2) no more than 3% of the securities of any investment company, and (3) no more than 10% of the value of its total assets in such securities. Investment companies in which a Fund may invest may impose a sales or distribution charge in connection with the purchase or redemption of their shares as well as other types of commissions or charges. Such investment companies will charge management and other fees which will be borne by the Fund. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders. The income on securities of other investment companies may be taxable at the state or local level.

  Mortgage- or Asset-Backed Securities. Mortgage-backed and asset-backed securities have certain characteristics which are different from traditional debt securities. Among the ma-jor differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Income Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Income Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Provident will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques.

  Mortgage-backed securities and asset-backed securities, like all fixed income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and, as stated above, decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities and asset-backed securities.

  Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of declining interest rates. Accordingly, amounts available for reinvestment by the Income Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors, such as changes in credit use and payment patterns resulting from social, legal and economic factors, will predominate. Mortgage-backed securities and asset-backed securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

  There are certain risks associated specifically with CMOs. CMOs issued by private entities are not U.S. government securities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. However, as stated above, the Income Fund will invest only in CMOs which are rated in one of the three highest rating categories by an NRSRO or, if unrated, are determined to be of comparable quality. Also, a number of different factors, including the extent of prepayment of principal of the Mortgage Assets, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class.

  Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

ADDITIONAL INFORMATION

  The rating requirements stated for the securities of each Fund refer to the required rating at the time of purchase of a security. Provident and SunBank, as the case may be, retains the discretion to determine disposition of a security if its rating is subsequently reduced. For further information about the types of investments and investment techniques available to each Fund, including the risks associated with such investments and investment techniques, see the "Additional Investment Information" section of this prospectus and the Company's Statement of Additional Information.

FUNDAMENTAL NATURE OF INVESTMENT OBJECTIVES

  The investment objective or objectives of each Fund set forth above are fundamental and may not be changed without the vote of the holders of a majority of such Fund's outstanding voting securities (as defined below under "COMPANY SHARES").

PORTFOLIO TURNOVER

  For regulatory purposes, the portfolio turnover rate for the Money Market Fund is expected to be zero. For the year ended December 31, 1994, the portfolio turnover rates for the Income Fund, the Income Equity Fund and the Tax-Free Fund were 83%, 119% and 29%, respectively. The portfolio turnover rate for a Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. A high portfolio turnover will generally result in higher brokerage commissions and other transaction costs, which would be borne directly by the Fund, as well as additional realized gain/losses to its shareholders.

INVESTMENT RESTRICTIONS

  The Funds have adopted the following restrictions and policies relating to the investment of their respective assets. These restrictions and policies are fundamental and may not be changed with respect to a Fund without the approval of the holders of a majority of such Fund's outstanding voting securities. Unless otherwise stated, all references to a Fund's assets are in terms of current market value.

The Money Market Fund may not:

  1. Purchase any security (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) of any issuer if as a result more than 5% of its total assets would be invested in securities of the issuer;

  2. Purchase securities on margin, except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

  3. Borrow money, except that the Money Market Fund may borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Money Market Fund's net assets; provided that while borrowings from banks exceed 5% of the Money Market Fund's net assets, any such borrowings will be repaid before additional investments are made;

  4. Pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis is not deemed to be a pledge of assets;

  5. Issue senior securities; the purchase or sale of securities on a "when issued" basis is not deemed to be the issuance of a senior security;

  6. Make loans, except that the Money Market Fund may purchase or hold debt securities consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to brokers, dealers and financial institutions and enter into repurchase agreements;

  7. Purchase any security of any issuer if as a result more than 25% of its total assets would be invested in a single industry; there is no restriction with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
and

  8. Invest more than 15% of its total assets in repurchase agreements maturing in more than seven days.

  With respect to Investment Restriction (8), the Money Market Fund will limit its investments in repurchase agreements maturing in more than seven days to no more than 10% of its total assets.

Each of the Income Fund and the Income Equity Fund may not:

  1. Invest in securities of any one issuer (other than the U.S. government, its agencies and instrumentalities) if, immediately after and as a result of such investment, the current market value of the holdings of such Fund in the securities of such issuer exceeds 5% of the Fund's total assets;

  2. Invest in the securities of companies primarily engaged in any one industry (other than the U.S. government, its agencies and instrumentalities) if, immediately after and as a result of such investment, the current market value of the aggregate holdings of the Fund in the securities of companies in such industry exceeds 25% of the Fund's total assets. However, an industry concentration in excess of such percentage limitation is permitted if it occurs incidentally as a result of changes in the market value of portfolio securities;

  3. Acquire the outstanding voting securities of any one issuer if, immediately after and as a result of such investment, the current market value of the holdings of the Fund in the securities of such issuer exceeds 10% of the market value of such issuer's outstanding voting securities;

  4. Borrow money, which includes entering into reverse repurchase agreements, except that each Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks exceed 5% of a Fund's net assets, any such borrowings and reverse repurchase agreements will be repaid before additional investments are made;

  5. Pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis is not deemed to be a pledge of assets;

  6. Invest more than 15% of the value of the Fund's net assets in restricted or illiquid securities or instruments including, but not limited to, securities for which there are no readily available market quotations, dealer (OTC) options, assets used to cover dealer options written by the Fund or repurchase agreements that mature in more than 7 days; and

  7. Lend more than 30% in value of the Fund's securities to brokers, dealers or other financial organizations. All such loans will be collateralized by cash or U.S. government obligations that are maintained at all times in an amount equal to at least 102% of the current value of the loaned securities.

  With respect to investment restrictions 1 and 3, the percentage limits stated therein apply to 75% of each Fund's total assets.

  The Tax-Free Fund may not:

  1. Purchase any securities which would cause more than 25% of the value of the Tax-Free Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

  2. Borrow money or issue senior securities, except that the Tax-Free Fund may borrow from banks or enter into reverse repurchase agreements or dollar roll agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing, and except as permitted pursuant to appropriate exemptions from the 1940 Act. The Tax-Free Fund will not purchase securities while its borrowings (including reverse repurchase agreements and dollar roll agreements) exceed 5% of its total assets.

  3. Make loans, except that the Tax-Free Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objectives and policies, make time deposits with financial institutions, and enter into repurchase agreements.

  The following additional investment restriction with respect to the Tax-Free Fund may be changed without the vote of a majority of the outstanding shares of such Fund. The Tax-Free Fund may not:

  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the value of such Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the value of such Fund's total assets may be invested without regard to such 5% limitation), or (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user.

  In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES--Investment Restrictions" in the Company's Statement of Additional Information.

PRICING SHARES

  The net asset value of each Fund is determined and its shares are priced as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern Time) (the "Valuation Time") except on days when changes in the value of a Fund's securities do not affect the current net asset value of its shares or on days during which no shares are tendered for redemption and no orders to purchase shares are received. The Exchange is currently closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for a particular class of each Fund is determined by valuing each Fund's assets allocable to such class, subtracting its liabilities allocable to such class and any liabilities charged directly to that class and dividing the result by the number of its shares of that class outstanding.

  The Directors have determined that the best method currently available for valuing the Money Market Fund's investments is amortized cost, which means that the investments are valued at their acquisition costs (as adjusted for amortization of premium or discount) rather than at current market values. Calculations are made to compare the value of the Money Market Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the Money Market Fund's net asset value per share calculated by reference to market values and the Money Market Fund's $1.00 per share net asset value, or if there were any other deviation which the Board of Directors believed would result in a material dilution to shareholders or purchasers, the Board of Directors would promptly consider what action, if any, should be initiated.

  Since the net income of the Money Market Fund is declared as a dividend each time net income is determined, the net asset value per share remains at $1.00 per share immediately after each dividend declaration. If for any reason there is a net loss, the loss will be first offset pro rata against dividends accrued during the month in each shareholder account. To the extent that such a net loss would exceed such accrued dividends, the Money Market Fund will reduce the number of its outstanding shares by having each shareholder contribute to capital his pro rata portion of the total number of shares required to be cancelled in order to maintain a net asset value of $1.00. EACH SHAREHOLDER WILL BE DEEMED TO HAVE AGREED TO SUCH A CONTRIBUTION IN THESE CIRCUMSTANCES BY HIS INVESTMENT IN THE MONEY MARKET FUND.

  With respect to the Income Fund, the Income Equity Fund and the Tax-Free Fund, portfolio securities listed on an exchange are valued on the basis of the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the exchange, or, in the absence of any sales, at the mean of the bid and asked price on such principal exchange prior to the close of trading on the exchange. Other securities and instruments for which market quotations are not readily available are valued at fair value, as determined in good faith by the Board of Directors. Debt securities, including mortgage-backed and asset-backed securities, may be valued on the basis of independent pricing services approved by the Board of Directors, which use information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value.

HOW TO BUY SHARES

  Shares of the Funds are offered on each day on which the Exchange is open for business.

THE MONEY MARKET FUND

  There is no sales charge when an investor purchases shares of the Money Market Fund. Purchase payments are fully invested. Broker- dealers (other than the Distributor) through whom shares are purchased may charge fees for their services. Orders for the purchase of the Money Market Fund's shares become effective after good funds become available to the Money Market Fund. If a purchase order in proper form is received prior to 12:00 Noon (Eastern time) and payment in Federal funds is received by the close of the Federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 Noon (Eastern time) and payment in Federal funds is received by the close of the Federal funds wire on the day the purchase order is received, the order will be effected that day as of the close of business of the Company, but dividends will not begin to accrue until the following business day. The Money Market Fund's shares are sold at the offering price which is the net asset value per share next computed after the Company receives the purchase order. The net asset value for the Portfolio is expected to be $1.00 per share. Shares are held in "Open Accounts," i.e., they are credited to the shareholder's account on the Money Market Fund's books. No certificates are issued.

THE OTHER FUNDS

  Orders for the purchase of the shares of any of the other Funds will be confirmed at the offering price, which is the net asset value per share next computed after the Company receives the purchase order in proper form, plus any applicable sales charge. Therefore, orders for shares of a Fund received by the Company prior to the close of the Exchange will receive the offering price computed at the close of trading on the Exchange on the same day. Orders received after that day's close of trading on the Exchange will receive the next business day's offering price. No certificates are issued.

GENERAL

  There is a $1,000 minimum initial purchase requirement for both Investor A and Investor B shares of each of the Funds and a $100 minimum subsequent purchase requirement (except for reinvestment of dividends and distributions). The initial and subsequent minimum investment amounts have been lowered: (1) for employees of Provident and the Distributor to $250 for initial purchases and no subsequent minimum purchase; (2) for employees of Provident and the Distributor using the Systems Investment Plan to $25 for both initial purchases and subsequent purchases; (3) to $100 for initial purchases and $50 for subsequent purchases pursuant to the Systematic Investment Plans for nonemployees; and (4) $250 for initial purchases and no subsequent minimum purchase for IRAs. Shareholders receiving banking or other services from Provident or its affiliates will be charged the usual and customary fees for such services even if such services include the purchase of a Fund's shares. However, a shareholder who maintains an investment balance of $10,000 or more in a Fund and has either a Provident Advantage or Provident Silver Advantage checking account will be eligible to have his/her monthly service charge waived on his/her respective Advantage account (one per customer). If a balance of $30,000 or more is maintained in a Fund by a shareholder, the monthly service charge on a Premier Advantage checking account will be waived.

  Shares may be purchased through the Distributor. The Distributor is located at 1900 East Dublin-Granville Road, Columbus, Ohio 43229. Shares also may be purchased through other broker-dealers, including broker-dealers affiliated with the Company, Provident and the Distributor. In the case of an order for the purchase of shares placed through a broker-dealer, in the applicable public offering price will be the net asset value as so determined, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits it to the Distributor prior to the Valuation Time for that day. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next business day.

  Shares may also be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by Provident or its correspondent or affiliated banks (collectively, the "Banks").

  Shares of a Fund sold to the Banks acting in a fiduciary, advisory, custodial (other than for IRAs), agency, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to shares of the Funds so sold, it is the responsibility of the particular Bank to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers. A Bank will exercise voting authority for those shares for which it is granted authority by the Customer.

  In addition, an account for the purchase of shares of a Fund may be opened by mailing to the Company, c/o The Provident Bank, Mutual Fund Services, P.O. Box 14967, Cincinnati, Ohio 45202-0967, a completed account application and a check made payable to the appropriate Fund for $1,000 or more. An account may also be opened by contacting The Provident Bank, Mutual Fund Services, at 1-800-424-2295, to obtain the number of an account to which wire or electronic funds transfer ("EFT") can be made and by sending in a completed account application. Subsequent investments in a Fund in the minimum amount of $100 may be made by check, by wiring Federal funds or by an EFT.

  If payment is made by Federal Funds wire with respect to the Income Fund, the Income Equity Fund or the Tax-Free Fund, funds must be received by 3:00 p.m., Eastern time, on the next business day following the order. Purchases of any of the Funds may be made by wiring the Fund's custodian in accordance with the following procedures:

  1. Telephone Provident at 1-800-424-2295 and specify the Portfolio in which the investment is to be made, provide the name, address, telephone number and tax identification number of the investor, the amount being wired and by which bank. Provident will then provide the investor with a Portfolio account number.

  2. The bank wiring the funds to be invested must designate the Portfolio account number which Provident has assigned to the investor and wire the Federal Funds to:

The Provident Bank/Cincinnati
ABA: 042000424
Mutual Fund Services
for further credit to:
                                 Fund
---------------------------------
of The Riverfront Funds
Account Number
              -----------------------
Account Name
              -----------------------


  The Company and the Distributor reserve the right to reject any order for the purchase of shares in whole or in part, including purchases made with foreign or third party drafts or checks, or to limit or suspend without prior notice the offering of any Fund's shares.

SALES CHARGES

INVESTOR A SHARES

  There is a sales charge imposed at the time of purchase of the Income Fund's, Income Equity Fund's and Tax-Free Fund's Investor A shares which is a percentage of the offering price. The sales charge is paid to the Distributor which in turn may reallow all or a portion of the sales charge to other broker-dealers. The applicable sales charges are as follows:

                              SALES CHARGE SCHEDULE

                                                                    CONCESSION
                                                        AS A %      TO DEALERS
                                         AS A % OF      OF NET       AS A % OF
                                         OFFERING       AMOUNT       OFFERING
AMOUNT OF PURCHASE                         PRICE       INVESTED*       PRICE
------------------                       ---------     ---------    -----------
Under $100,000   . . . . . . . . . . . .   4.50%         4.71%         4.00%

$100,000-$249,999    . . . . . . . . . .   3.50%         3.63%         3.00%

$250,000-$499,999  . . . . . . . . . . .   2.50%         2.56%         2.00%

$500,000-$999,999  . . . . . . . . . . .   1.50%         1.52%         1.00%

$1,000,000 and over  . . . . . . . . . .    0.0%          0.0%          0.0%

---------------
*Rounded to the nearest one-hundredth percent.

  The Sales Charge Schedule is applicable to (1) purchases of Investor A shares of the Income, Income Equity and Tax-Free Funds and any other Portfolio sold with a sales charge (a "Load Portfolio") made at one time, (2) concurrent purchases of Investor A shares (see "Concurrent Purchases"), or (3) purchases of Investor A shares made pursuant to Rights of Accumulation or Letters of Intent by any purchaser ("Purchaser"), which includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized groups of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying Purchaser.

INVESTOR B SHARES

  Investor B shares may only be purchased in amounts of less than $100,000. There is no sales charge imposed upon purchases of Investor B shares, but investors may be subject to a contingent deferred sales charge ranging from 4% to 1% when Investor B shares are redeemed within the first six years after purchase. See "CONTINGENT DEFERRED SALES CHARGE--Investor B Shares" below. The Money Market Fund does not offer Investor B shares.

GENERAL

  Upon written notice to dealers with whom it has dealer agreements, the Distributor may reallow up to the full applicable sales charge. Dealers to whom more than 90% of the entire sales charge is reallowed may be deemed to be underwriters as that term is defined under the Securities Act of 1933.

  The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of any of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Portfolios of the Company, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

  Provident Securities, Inc., an affiliate of Provident ("PSI"), will pay additional consideration to dealers not to exceed 4.0% of the offering price per share on all sales of Investor B shares as an expense of PSI for which PSI will be reimbursed by the Distributor under the Investor B Plan or upon receipt of a contingent deferred sales charge. Any additional consideration or incentive program may be terminated at any time by the Distributor.

REDUCED SALES CHARGES--INVESTOR A SHARES

  The sales charges set forth in the Sales Charge Schedule set forth above may be reduced as follows:

CONCURRENT PURCHASES

  For purposes of qualifying for a reduced sales charge, a Purchaser may combine concurrent direct purchases of a Fund's Investor A shares sold with a sales load and Investor A shares of any other Load Portfolio.

RIGHTS OF ACCUMULATION

  In calculating the sales charge applicable to current purchases of a Fund's Investor A shares, a Purchaser is entitled to accumulate current purchases with the current value of previously purchased Investor A shares of a Fund or the other Load Portfolios and which are still held by the Purchaser. Shares of the Money Market Fund purchased directly are not eligible for Rights of Accumulation. As an example, if a Purchaser held Investor A shares of the Income Fund valued at $100,000 in aggregate and purchased an additional $5,000 of Investor A shares of the Income Fund, the sales charge for the $5,000 purchase would be 3.50% as indicated in the Sales Charge Schedule applicable to a $105,000 purchase. The Distributor must be notified at the time of purchase that a Purchaser is entitled to a reduced sales charge which will be granted subject to confirmation of the Purchaser's holdings. Rights of Accumulation may be modified or discontinued at any time.

LETTER OF INTENT

  A Purchaser may qualify for a reduced sales charge on a purchase of Investor A shares of a Fund (except direct purchases of shares of the Money Market Fund) alone or in combination with purchases of Investor A shares of any of the other Load Portfolios by completing the Letter of Intent section of the application. By doing so, the Purchaser agrees to invest within a thirteen-month period a specified amount which, if invested at one time, would qualify for a reduced sales charge. Each purchase will be made at a public offering price applicable to a single transaction in the dollar amount specified on the application, as described herein, after receipt of the Letter of Intent by the Distributor. The Letter of Intent does not obligate the Purchaser to purchase, nor the Company to sell, the amount indicated.

  The Letter of Intent may be back-dated up to ninety days so that any investments made in any of the Load Portfolios during the preceding ninety day period, valued at the Purchaser's cost, can be applied toward fulfillment of the Letter of Intent. However, there will be no refund of sales charges already paid during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount specified in the Letter of Intent. Income and capital gains distributions taken in additional shares will not apply toward completion of the Letter of Intent.

  Out of the initial purchase (or subsequent purchases, if necessary), 5% of the dollar amount specified on the application will be held in escrow by Provident in the form of Investor A shares registered in the Purchaser's name. The escrowed Investor A shares will not be available for redemption, transfer or encumbrance by the Purchaser until the Letter of Intent is completed or the higher sales charge is paid. All income and capital gains distributions on escrowed Investor A shares will be paid to the Purchaser.

  When the minimum investment specified in the Letter of Intent is completed (either prior to or by the end of the thirteen month period), the Purchaser will be notified and the escrowed Investor A shares will be released. If the intended investment is not completed, the Purchaser will be asked to remit to the Distributor any difference between the sales charge on the amount specified and on the amount actually purchased. If the Purchaser does not, within 20 days after receipt of a written request by the Distributor or the shareholder's dealer, pay such difference in sales charge, Provident, as transfer agent (the "Transfer Agent"), will redeem an appropriate number of the escrowed Investor A shares in order to realize such difference. Investor A shares remaining after any such redemption will be released by the Transfer Agent. Any redemptions made by the Purchaser during the thirteen-month period will be subtracted from the amount of the purchases for purposes of determining whether the Letter of Intent has been completed. In the event of a total redemption of the account prior to completion of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Purchaser.

  By signing the application, the Purchaser irrevocably constitutes and appoints the Transfer Agent its attorney to surrender for redemption any or all escrowed shares with full power of substitution. The Purchaser or his dealer must inform the Distributor or the Transfer Agent that a Letter of Intent is in effect each time a purchase is made.

WAIVER OF SALES CHARGES

  Investor A shares may also be sold, to the extent permitted by applicable law, at net asset value without the imposition of an initial sales charge to: (1) personal trust, employee benefit, agency and custodial (other than IRA) clients of Provident; (2) employees of Provident, the Distributor, SunBank, and their spouses; (3) broker/dealers purchasing shares for their own accounts; (4) all affiliates of Provident; (5) corporations; (6) employees (and their spouses and children under the age of 21) of any broker-dealer with which the Distributor enters into a dealer agreement to sell Investor A shares of the Company; and (7) orders placed on behalf of other investment companies distributed by The BISYS Group, Inc., or any of its affiliates including the Distributor.

  In addition, a shareholder who has redeemed all or any portion of his or her investment in a Fund (other than in the Money Market Fund) may purchase without a sales charge Investor A shares of any other Load Portfolio in an amount up to a maximum dollar amount of such shares redeemed within 30 days after such redemption. In order to purchase Investor A shares without a sales charge, the shareholder, or his or her dealer, must notify the Company at the time an order is placed that such a purchase qualifies for this exemption from sales charges and must provide any other information necessary for confirmation of qualification.

CONTINGENT DEFERRED SALES CHARGE--INVESTOR B SHARES

  Investor B shares which are redeemed within the first six years of purchase will be subject to a contingent deferred sales charge equal to the applicable percentage set forth below of an amount equal to the lesser of the net asset value at the time of purchase of the Investor B shares being redeemed or the net asset value of such shares at the time of redemption. Accordingly, a contingent deferred sales charge will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a charge will not be assessed on Investor B shares purchased through reinvestment of dividends or capital gains distributions. The Money Market Fund does not offer Investor B shares.



YEAR OF REDEMPTION                                CONTINGENT DEFERRED
  AFTER PURCHASE                                      SALES CHARGE
------------------                                -------------------
First . . . . . . . . . . . . . . . . . . . . . .          4%
Second  . . . . . . . . . . . . . . . . . . . . .          4%
Third . . . . . . . . . . . . . . . . . . . . . .          4%
Fourth  . . . . . . . . . . . . . . . . . . . . .          3%
Fifth . . . . . . . . . . . . . . . . . . . . . .          2%
Sixth . . . . . . . . . . . . . . . . . . . . . .          1%
Seventh and following . . . . . . . . . . . . . .          0%

  Solely for purposes of determining whether a year has elapsed from the time of purchase of any Investor B shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares acquired pursuant to reinvestment of dividends or distributions and then from the earliest purchase of shares.

  For example, assume an investor purchased 100 Investor B shares with a net asset value of $10 per share (i.e., at an aggregate net asset value of $1,000) and in the eleventh month after purchase, the net asset value per share is $12 and, during such time, the investor has acquired five additional Investor B shares through dividend reinvestment. If the investor makes an initial redemption of 50 Investor B shares (producing proceeds of $600), five of such Shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 45 Investor B shares being redeemed, the charge will be applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $450 of the $600 redemption proceeds will be subject to the charge of 4% ($18.00).

  The contingent deferred sales charge is waived on redemptions of Investor B shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a shareholder who has reached age 70, and (iii) to the extent the redemption represents the minimum distribution from retirement plans under Code
Section 401(a) where such redemption is necessary to make distributions to plan participants.

FACTORS TO CONSIDER WHEN SELECTING INVESTOR A SHARES OR INVESTOR B SHARES

  Before purchasing Investor A shares or Investor B shares of a Fund, investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated Rule 12b-1 fee and potential contingent deferred sales charges on Investor B shares prior to conversion (as described below) would be less than the initial sales charge and accumulated Rule 12b-1 fee on Investor A shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Investor A shares. In this regard, to the extent that the sales charge for the Investor A shares is waived or reduced by one of the methods described above, investments in Investor A shares become more desirable. The Company will refuse all purchase orders for Investor B shares of over $100,000.

  Although Investor A shares are subject to a Rule 12b-1 fee, they are not subject to the higher Rule 12b-1 fee applicable to Investor B shares. For this reason, Investor A shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Investor A shares who do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in the Fund than purchasers of Investor B shares.

  As described above, purchasers of Investor B shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Investor B shares. Because the Company's future returns cannot be predicted, there can be no assurance that this will be the case. Investors in Investor B shares would, however, own shares that are subject to higher annual expenses and, for a six-year period, such shares would be subject to a contingent deferred sales charge ranging from 4.00% to 1.00% upon redemption. Investors expecting to redeem during this six-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual Investor B shares' Rule 12b-1 fees to the cost of the initial sales charge and Rule 12b-1 fee on the Investor A shares. Over time, the expense of the annual Rule 12b-1 fee on the Investor B shares may equal or exceed the initial sales charge and annual Rule 12b-1 fee applicable to Investor A shares. For example, if net asset value remains constant and assuming no waivers of any Rule 12b-1 fees, the aggregate Rule 12b-1 fee with respect to Investor B shares of a Fund would equal or exceed the initial sales charge and aggregate Rule 12b-1 fee of Investor A shares approximately seven years after the purchase. In order to reduce such fees of investors that hold Investor B shares for seven years or more, Investor B shares will be automatically converted to Investor A shares, as described below, at the end of an eight-year period. This example assumes that the initial purchase of Investor A shares would be subject to the maximum initial sales charge of 4.50%. This example does not take into account the time value of money which reduces the impact of the Investor B shares' Rule 12b-1 fee on the investment, the benefit of having the additional initial purchase price invested during the period before it is effectively paid out as a Rule 12b-1 fee, fluctuations in net asset value, any waiver of Rule 12b-1 fees or the effect of different performance assumptions.

  If a shareholder who owns both Investor A shares and Investor B shares redeems less than his or her entire investment, then shares will be redeemed in the following order: (a) any Investor B shares that are not subject to a contingent deferred sales charge; (b) Investor A shares; and (c) Investor B shares subject to a contingent deferred sales charge, unless shareholder has made a specific election otherwise.

CONVERSION FEATURE

  Investor B shares which have been outstanding for eight years after the end of the month in which the shares were initially purchased will automatically convert to Investor A shares and, consequently, will no longer be subject to the higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge or other charge except that the Rule 12b-1 fee applicable to Investor A shares shall thereafter be applied to such converted shares. Such investors will then benefit from the lower Rule 12b-1 fee of Investor A shares. Because the per share net asset value of the Investor A shares may be higher than that of the Investor B shares at the time of conversion, a Shareholder may receive fewer Investor A shares than the number of Investor B shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions in Investor B shares will not be considered a new purchase for purposes of the conversion feature and will convert to Investor A shares in the same proportion as the number of the shareholder's Investor B shares converting to Investor A shares bears to the shareholder's total Investor B shares not acquired through dividends and distributions.

  If a shareholder effects one or more exchanges among Investor B shares of the Portfolios during the eight-year period, the holding period for shares so exchanged will be counted toward such period.

OTHER PURCHASE INFORMATION

SYSTEMATIC INVESTMENT PLAN

  Shareholders may also arrange for systematic monthly or quarterly investments in their accounts. Once proper authorization has been given, a shareholder's bank account will be debited on the date specified to purchase shares in a Fund. A confirmation will be received from the Transfer Agent for every transaction.

INDIVIDUAL RETIREMENT ACCOUNTS

  Provident offers tax-advantaged Individual Retirement Accounts ("IRAs") for which the Money Market Fund, the Income Fund or the Income Equity Fund may be an appropriate investment. A minimum initial investment of $250 is required. For details, including fees and an application form, please call the telephone number listed above under "Shareholder Services" or contact Mutual Fund Services, P.O. Box 14967, Cincinnati, Ohio 45202-0967.

  Investment in shares of the Tax-Free Fund or in shares of any other tax-exempt fund would not be appropriate for an IRA. Shareholders are advised to consult a tax adviser on IRA contribution and withdrawal requirements and restrictions and whether an investment in the Tax-Free Fund would be appropriate.

EXCHANGES

  If a shareholder has obtained the appropriate prospectus, he or she may exchange Investor A or Investor B shares of a Fund for shares of the same class of any of the other Portfolios on the basis of their respective net asset values by calling toll free 1- 800-424-2295 or by writing The Provident Bank, c/o Mutual Fund Services, P.O. Box 14967, Cincinnati, Ohio 45202-0967. Subject to the qualifications and limitations described below under "How to Redeem Shares--Telephone," neither the Company nor any of its service providers assumes responsibility for the authenticity of any telephone request for an exchange. Shares purchased by check are eligible for exchange after 15 days. No contingent deferred sales charge is imposed upon exchanges of Investor B shares of one Portfolio for Investor B shares of another Portfolio.

  If Investor B shares of a Fund are exchanged into the Money Market Fund, no contingent deferred sales charge will be imposed; however, the exchange will freeze the running of the time periods applicable to contingent deferred sales charges and the conversion feature. An exchange back into Investor B shares will restart such time periods.

  Orders to exchange Investor A or Investor B shares of a Fund for shares of the Money Market Fund will be executed by redeeming the shares of the Fund and purchasing shares of the Money Market Fund at the net asset value of such shares next determined after the proceeds from such redemption become available, which may be up to seven days after such redemption. In all other cases, orders for exchanges received by the Company prior to the close of business on any day the Company is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of business will be executed at the respective net asset values next determined after the close of the next business day.

  An excessive number of exchanges may be disadvantageous to the Company. Therefore the Company, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the Portfolios in a year or three in a calendar quarter.

  An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial purchase requirements of the Portfolio being acquired. An exchange constitutes a sale for federal income tax purposes.

  The exchange privilege is available only in states where shares of the Portfolio being acquired may legally be sold. The Company reserves the right, at any time, to modify or terminate any of the foregoing exchange privileges. The Company, however, will give shareholders 60 days' advance written notice of any such modification or termination.

HOW TO REDEEM SHARES

  Shares of the Funds may be redeemed for cash at their net asset value, less any applicable contingent deferred sales charge, upon written order by the shareholder to the Company, c/o The Provident Bank, Mutual Fund Services, P.O. Box 14967, Cincinnati, Ohio 45202-0967. A shareholder's signature(s) on the written order must be guaranteed as described below. In order to redeem by telephone, shareholders must have completed the authorization in their account applications. Proceeds for shares redeemed on telephonic order will be deposited by wire or EFT only to the bank account designated in the account application.

  The redemption value is the net asset value per share, less any applicable contingent deferred sales charge, and may be more or less than the shareholder's cost of the Fund's shares depending upon changes in the value of the Fund's securities between purchase and redemption. The Fund computes the amount due a shareholder at the next Valuation Time after it has received all proper documentation. Payment of the amount due on redemption will be made within seven days thereafter except as discussed below.

  At various times, the Company may be requested to redeem shares for which it has not yet received good payment. In such a case, the Company may delay the mailing of a redemption check or the wiring or EFT of redemption proceeds until good payment has been collected for the purchase of such shares. This may take up to 15 days. Any delay may be avoided by purchasing shares either with a certified check or by Federal Reserve or bank wire of funds or EFT. Although the mailing of a redemption check, wiring or EFT of redemption proceeds may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after the redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares and no interest will be paid on the redemption proceeds. If the payment of a redemption has been delayed, the check will be mailed or the proceeds wired or sent EFT promptly after good payment has been collected.

  Shareholders may also redeem their shares through broker-dealers. The Distributor, acting as agent for the Company, stands ready to repurchase the Funds' shares upon orders from dealers at the net asset value next computed after the Distributor receives the order. When the Distributor has received proper documentation, it will pay the redemption proceeds to the broker-dealer placing the order within seven days thereafter. The Distributor charges no fees for this service, except to the extent that a contingent deferred sales charge may be imposed upon redemptions of Investor B shares. However, a shareholder's broker-dealer may charge a service fee.

  For the protection of shareholders, regardless of the number of shares or amount of money involved in a redemption or repurchase, signatures on stock powers and all written orders or authorizations must be guaranteed by a U.S. stock exchange member, a U.S. commercial bank or trust company or other person eligible to guarantee signatures under the Securities Exchange Act of 1934 and Provident's policies. The Company or Provident may waive this requirement but may also require additional documents in certain cases. Currently the requirement for a signature guarantee has been waived on redemptions of $50,000 or less where the account address of record has been the same for a minimum period of 90 days. The Company and Provident reserve the right to withdraw this waiver at any time.

  If the Company receives a redemption order but a shareholder has not clearly indicated the amount of money or number of shares involved, the Company cannot execute the order. In such cases, the Company will request the missing information and process the order on the day such information is received.

  If a shareholder requests redemption by telephone and a bank account has previously been designated, the shareholder should state whether the proceeds should be wired, sent EFT or mailed to such bank. In the absence of a request that the proceeds be wired or sent EFT, they will be sent by check to the shareholder's address as it appears on the account registration. The redemption order also should include the account name as registered with the Company and the account number.

TELEPHONE

  Under ordinary circumstances, shareholders may redeem up to $50,000 from their accounts by telephoning Mutual Fund Services at: 1- 800-424-2295.

  In order to ensure that instructions received by the transfer agent are genuine when a telephone transaction is initiated, a shareholder will be asked to verify certain information specific to its account. At the conclusion of the transaction, the shareholder will be given a transaction number confirming the request, and written confirmation of the transaction will be mailed within 72 hours of the telephone transaction. The shareholder's telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 90 days.

  The Company reserves the right at any time to terminate, suspend or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees. Except as otherwise noted, neither the Company nor any of its service providers assumes responsibility for the authenticity of any instructions received by any of them from a shareholder in writing or by telephone nor will any of them be liable when following instructions received by telephone that the Transfer Agent reasonably believes to be genuine. The Transfer Agent will employ procedures designed to provide reasonable assurance that instructions received by telephone are genuine. If, for any reason, reasonable procedures are not followed, the Company or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. The Company may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Company cannot dispose of its investments or fairly determine their value; or (4) the Commission so orders.

  If the redemption proceeds are less than $2,500, they will be mailed by check. If they are $2,500 or more, they will be mailed, wired or sent EFT to a previously designated bank account as directed by the shareholder. If the Company cannot be reached by telephone, shareholders should follow the procedures for redeeming by mail or through a broker as set forth above.

AUTOMATIC WITHDRAWAL PLAN--INVESTOR A SHARES

  Under an Automatic Withdrawal Plan, if an account has a value of at least $10,000 in Investor A shares of a Fund, a shareholder may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $100 and may be as much as 1.5% per month or 4.5% per quarter of the total net asset value of the Fund's Investor A shares in the account when the Automatic Withdrawal Plan is opened. Excessive withdrawals may decrease or deplete the value of an account.

CHECKWRITING

  If requested on your account application, the Money Market Fund will establish a checking account for you with Provident. Checks may be drawn for $250 or more payable to anyone. When a check is presented to Provident for payment, it will cause the Money Market Fund to redeem at the net asset value next determined a sufficient number of your shares to cover the check. You will receive the daily dividends declared on the shares redeemed to cover your check through the day Provident instructs the Money Market Fund to redeem the shares. There is currently no charge to you for this checking account. Money Market Fund checking accounts are subject to Provident's rules and regulations governing checking accounts. If there is an insufficient number of shares in your account when a check is presented to Provident for payment, the check will be returned. If you present a check on your account in person to Provident it will be treated as a redemption by mail received that day.

  Since the aggregate amount in your account changes each day because of the daily dividend, you should not attempt to withdraw the full amount in your account by using a check.

SMALL ACCOUNTS

  Because of the high cost of maintaining small accounts, the Company reserves the right to redeem an account if its value has fallen below $500 as a result of your redemptions (but not as a result of market action). The shareholder will be notified in writing and allowed

45 days to object to such redemption or purchase additional shares in order to increase the balance over $500.

REDEMPTIONS IN KIND

  If conditions arise that would make it undesirable for the Company to pay for all redemptions in cash, the Company may authorize payment to be made in portfolio securities or other property. However, the Company has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000, or 1% of the applicable Fund's net assets if that is less, in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when the securities are sold.

SHAREHOLDER SERVICES

  Details on all shareholder services may be obtained from Provident by calling toll free 1-800-424-2295 or by writing the Distributor at 1900 East Dublin-Granville Road, Columbus, Ohio, 43229.

DIVIDENDS AND TAXES

DIVIDENDS

  The Money Market Fund intends to declare dividends daily from its net investment income and to distribute all of its net investment income to its shareholders monthly. Any net realized long-term gains will be declared and distributed at least annually. Each of the other Funds intends to declare and distribute to its shareholders dividends from net investment income monthly and to declare and distribute all net realized long-term capital gains annually. Each such Fund intends to distribute its net long-term capital gains as capital gains dividends; such dividends are treated by shareholders as long-term capital gains. Such distributions will be designated as long-term capital gains dividends by a written notice mailed to each shareholder no later than 60 days after the close of the Fund's fiscal year.

  Each Fund's net investment income available for distribution to the holders of Investor A shares will be reduced by the amount of Rule 12b-1 fees payable under their respective Investor A Plan. Each of the Income Fund's, Income Equity Fund's and Tax-Free Fund's net investment income available for distribution to the holders of Investor B shares will be reduced by the amount of Rule 12b-1 fees payable under the Investor B Plan.

  Unless the Company receives instructions to the contrary before the record date, it will assume that a shareholder wishes to receive that distribution and future capital gains and income distributions in additional shares. Instructions continue in effect until changed in writing. Account statements and/or checks as appropriate will be mailed to shareholders within seven days after the Fund pays the distribution.

FEDERAL TAXES--GENERAL

  Each of the Portfolios of the Company, including the Funds, is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of that Portfolio's shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income and 90% of its interest income excludable from gross income under Section 103(a) of the

Code. Each Fund contemplates declaring as dividends 100% of such Fund's investment company taxable income and its exempt income (before deduction of dividends paid).

  A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, a Fund would be subject to a nondeductible excise tax equal to 4% of the deficiency.

  It is expected that each Fund will distribute annually to shareholders all or substantially all of the Fund's net ordinary income and net recognized capital gains, if any, and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional shares of the Fund and not in cash. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends eligible for the dividends received deduction, if any, received by the Fund bear to its gross income.

  Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

  If the net asset value of a share is reduced below the shareholder's cost of that share by the distribution of income or gain realized on the sale of securities, the distribution is a return of invested principal, although taxable as described above.

  Prior to purchasing shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

  Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities, if any. Since less than 50% of the value of any Fund's total assets at the end of its fiscal year is expected to be invested in stock or securities of foreign corporations, a Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund, if any. These taxes will be taken as a deduction by such Fund.

THE TAX-FREE FUND

  The Tax-Free Fund will distribute substantially all of its net investment income and net capital gains to shareholders. Dividends derived from interest earned on Exempt Securities constitute "exempt-interest dividends" when designated as such by the Tax-Free Fund, will be excludable from gross income for federal income taxes and will not be a preference item for individuals for purposes of the federal alternative minimum tax.

  Distributions, if any, derived from capital gains will generally be taxable to shareholders as capital gains for federal income tax purposes to the extent so designated by the Tax-Free Fund. Dividends, if any, derived from sources other than interest excluded from gross income for federal income tax purposes and capital gains will be taxable to shareholders as ordinary income for federal income tax purposes whether or not reinvested in additional shares. The Tax-Free Fund anticipates that substantially all of its dividends will be excluded from gross income for federal income tax purposes and will notify each shareholder annually of the tax status of all distributions.

  If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt- interest dividend. In certain limited instances, the portion of Social Security benefits that may be subject to federal income taxation, may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder.

  Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Tax-Free Fund is not deductible for federal income taxes assuming the Tax-Free Fund distributes exempt-interest dividends during the shareholder's taxable year. It is anticipated that distributions from the Tax-Free Fund will not be eligible for the dividends received deduction for corporations.

  Distributions of interest income and gain by the Tax-Free Fund, to the extent derived from Ohio Exempt Securities, will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includible in the net income base of the Ohio corporate franchise tax; provided, however, that at all times at least 50% of the value of the total assets of the Tax-Free Fund consists of Ohio Exempt Securities or similar obligations of other states or their subdivisions. Shares of the Tax-Free Fund will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis. The Tax-Free Fund will report annually to shareholders the percentage and source of interest income earned by the Tax-Free Fund which is exempt from Federal and Ohio state income taxes. Each investor should consult his or her own tax adviser to determine the tax status of distributions from the Tax-Free Fund in his or her state and locality.

  The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. Potential investors in a Fund are urged to consult their tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situations.

  The transfer agent will inform shareholders at least annually of the amount and nature of such income and capital gains.

COMPANY MANAGEMENT AND EXPENSES

BOARD OF DIRECTORS

  Under Maryland law, the Company's Board of Directors, which is elected by the Company's shareholders, has absolute and exclusive control over the management and disposition of all assets of each Portfolio of the Company. The Directors, in turn, elect the officers of the Company to supervise actively its day-to-day operations. Subject to the authority of the Board of Directors, Provident, directly and through

SunBank Capital Management, N.A. as subadviser ("SunBank") with respect to the Income Equity Fund, supervises the investment programs of each Fund.

INVESTMENT ADVISER

  Provident, an Ohio banking corporation located at One East Fourth Street, Cincinnati, Ohio 45202, has entered into an Investment Advisory Agreement with the Company whereby Provident supervises and manages the investment and reinvestment of the assets of the Money Market Fund, the Income Fund, the Tax-Free Fund, and, through SunBank, the Income Equity Fund. Provident has been providing investment advisory services to individual and corporate trust accounts since 1902.

  Provident is a subsidiary of Provident Bancorp, Inc. ("PBI"), a bank holding company located in Cincinnati, Ohio with approximately $5.4 billion in consolidated assets as of December 31, 1994. Through offices in Ohio and Kentucky, PBI and its subsidiaries provide a broad range of financial services to individuals and businesses. Under the Investment Advisory Agreements with the Company, for services rendered and expenses assumed as investment adviser, Provident receives annually a fee (1) from the Money Market Fund equal to .15% of the Money Market Fund's average net assets; (2) from the Income Fund equal to
 .40% of the Income Fund's average net assets; (3) from the Income Equity Fund equal to .75% of the Income Equity Fund's average net assets; and (4) from the Tax-Free Fund equal to .50% of the Tax-Free Fund's average net assets. Provident may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

  David W. Land is primarily responsible for the day-to-day management of the Income and Tax-Free Funds' portfolios. Mr. Land has been a portfolio manager of Provident Investment Advisors, an affiliate of Provident, since June, 1994. Prior thereto, Mr. Land served as an employee of PNC Bank, Ohio; from 1992 to June, 1994, as a Portfolio Analyst Bank Officer and prior thereto, an Asset Liability Analyst Bank Officer.

  Pursuant to the terms of its Investment Advisory Agreement with the Company, Provident has entered into a Sub-Investment Advisory Agreement with SunBank, 200 South Orange Avenue, Orlando, Florida 32801, with respect to the Income Equity Fund. SunBank is a wholly-owned subsidiary of SunTrust Banks, Inc., a publicly held bank holding company incorporated in the State of Georgia. SunBank has been providing investment advisory services to private individuals, corporate trust and tax-exempt pension accounts since 1934, and currently manages assets of approximately $11.4 billion. Pursuant to the terms of such Sub- Investment Advisory Agreement, SunBank has been retained by Provident to manage the day-to-day investment and reinvestment of the assets of the Income Equity Fund, subject to the direction and control of the Company's Board of Directors, and Provident is responsible for selecting and monitoring SunBank and reporting the activities of SunBank to the Company's Board of Directors.

  For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with Provident, SunBank receives from Provident a fee, computed daily and paid monthly, at the annual rate of 0.35% of the Income Equity Fund's average daily net assets.

  Mills Riddick is primarily responsible for the management of the Income Equity Fund's portfolio. Mr. Riddick has been a Senior Vice President of SunBank for the past five years.

  In addition to serving as investment adviser, Provident has entered into an agreement with the Company to provide transfer agency services to the Company and each Portfolio. Under the Master Transfer and Recordkeeping Agreement, Provident receives from each Portfolio, including the Funds, with respect to its Investor A shares, a fee, computed daily and paid monthly, at the annual rate of
 .04% of that Portfolio's average daily assets attributable to its Investor A shares. With respect to a Fund's Investor B shares, Provident receives a $20,000 annual fee from each Fund and $23 per shareholder account plus certain other fixed fees and out-of-pocket expenses. BISYS Fund Services Ohio, Inc., an affiliate of the Distributor ("BISYS"), provides sub-transfer agency services for the Investor B shares of the Funds pursuant to a Sub-Transfer Agency Agreement between Provident and BISYS.

CUSTODIAN AND FUND ACCOUNTANT

  The Provident Bank (the "Custodian") also serves as custodian for and provides certain fund accounting services to each of the Funds. Pursuant to the Custodian, Fund Accounting and Recordkeeping Agreement with the Company, the Custodian receives compensation from the Funds for such services in an amount equal to a fee, computed daily and paid monthly, at the following annual rate of
 .05% of the Money Market Fund's average daily net assets; .10% of the Income Fund's average daily net assets; .15% of the Income Equity Fund's average daily net assets; and .14% of the Tax-Free Fund's average daily net assets.

ADMINISTRATOR AND DISTRIBUTOR

  The Distributor, located at 1900 East Dublin-Granville Road, Columbus, Ohio 43229, is the administrator for each Fund, and also acts as the Funds' principal underwriter (the "Administrator" or the "Distributor," as the context indicates).

  The Administrator generally assists in all aspects of a Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its administration agreement with the Company, the Administrator receives a fee from each Fund, computed daily and paid periodically, at an annual rate of 0.20% of such Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administration fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of the Fund to be higher than it would otherwise be in the absence of such a reduction.

  The Distributor acts as agent for the Funds in the distribution of their shares and, in that capacity, solicits orders for the sale of shares, advertises, and pays the cost of that advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Company, but may retain some or all of any sales charge imposed upon the shares and may receive compensation under the Distribution Plans described below.

DISTRIBUTION PLANS--INVESTOR A SHARES

  The Investor A shares of each Fund may bear some of the costs of selling such shares under an Investor A Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Investor A Plan"). The Investor A Plan of each Fund provides that such Fund may expend daily amounts at an annual rate of up to 0.25% of the average daily net asset value of that Fund's Investor A shares to finance any activity which is principally intended to result in the sale of such Fund's Investor A shares including, without limitation, expenditures consisting of payments to the Distributor (1) to enable the Distributor to pay or to have paid to others who sell Investor A shares of that Fund a maintenance or other fee, at such intervals as the Distributor may determine, with respect to Investor A shares of the Fund previously sold by others and remaining outstanding during the period with respect to which such fee is or has been paid; and/or (2) to compensate the Distributor for its efforts with respect to sales of Investor A shares of the Fund since inception of the Plan.

  No Fund makes any payments in connection with the sales of its Investor A shares other than the fees paid to the Distributor under its Investor A Plan. As a result, the Funds do not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from a Fund, or interest, carrying or other financing charges in connection with excess amounts expended.

  Fees paid pursuant to the Investor A Plan are accrued daily and paid monthly, and are charged as expenses of Investor A shares of such Fund as accrued.

DISTRIBUTION PLANS--INVESTOR B SHARES

  Pursuant to Rule 12b-1, the Company has also adopted an Investor B Distribution Plan (the "Investor B Plan") with respect to Investor B shares of the Income Fund, the Income Equity Fund and the Tax-Free Fund. Pursuant to the Investor B Plan, a Fund is authorized to pay or reimburse the Distributor (a) a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of Investor B shares of that Fund (the "Distribution Fee") and (b) a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Investor B shares of such Fund (the "Service Fee"). Payments under the Investor B Plan will be calculated daily and paid monthly at a rate not to exceed the limits described above, which rates are set from time to time by the Company's Board of Directors. Payments of the Distribution Fee to the Distributor pursuant to the Investor B Plan will be used (i) to compensate Participating Organizations (as defined below) for providing distribution assistance relating to Investor B shares, and (ii) for promotional activities intended to result in the sale of Investor B shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and payments of the Service Fee to the Distributor pursuant to the Investor B Plan will be used to compensate Participating Organizations for providing shareholder services with respect to their customers who are, from time to time, beneficial and record holders of Investor B shares. Participating Organizations include banks (including Provident and its affiliates), broker-dealers and other financial institutions.

  Fees paid pursuant to the Investor B Plan are accrued daily and paid monthly, and are charged as expenses of Investor B shares of such Fund as accrued.

  Pursuant to the Investor B Plan, the Distributor may enter into Rule 12b-1 Agreements with Participating Organizations for providing distribution and shareholder services to their customers who are the record or beneficial owners of Investor B shares. Such Participating Organizations will be compensated at the annual rate of up to 1.00% of the average daily net asset value of the Investor B shares held of record or beneficially by such customers. The distribution services provided by Participating Organizations for which the Distribution Fee may be paid may include promoting the purchase of Investor B shares of such Funds by their customers; processing purchase, exchange, and redemption requests from customers and placing orders with the Distributor or the transfer agent; processing dividend and distribution payments from a Fund on behalf of customers; providing information periodically to customers, including information showing their positions in Investor B shares; responding to inquiries from customers concerning their investment in Investor B shares; and providing other similar services as may be reasonably requested. The services provided by Participating Organizations for which the Service Fee may be paid may include providing shareholders information about their investment in the Investor B shares of a Fund and providing other continuing personal services to holders of Investor B shares.

  The Investor A Plan and Investor B Plan (the "Plans") require the officers of the Company to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board reviews these reports in connection with their decisions with respect to the Plans.

  As required by Rule 12b-1, each Plan was approved by the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plan ("Independent Directors"). The Plans continue in effect as long as such continuance is specifically approved at least annually by the Company's Directors, including a majority of the Independent Directors.

  The Plans may be terminated by a vote of a majority of the Independent Directors, or by a vote of a majority of the holders of the outstanding voting securities of the class of shares subject thereto. Any change in the Plans that would increase materially the distribution expenses paid by a Fund requires shareholder approval; otherwise, the Plans may be amended by the Directors, including a majority of the Independent Directors, by a vote cast in person at a meeting called for the purpose of voting upon the amendment. As long as either Plan is in effect, the selection or nomination of the Independent Directors is committed to the discretion of the Independent Directors.

SHAREHOLDER SERVICES PLAN

 The Company has adopted a Shareholder Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include Provident, its correspondent and affiliated banks, and the Distributor, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively "customers") who are the beneficial or record owners of shares of that Fund. In consideration for such services, a Service Organization receives a fee from the Fund computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net asset value of shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

  The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Services Organizations receiving such compensation to perform certain ministerial, recordkeeping and/or administrative support services with respect to the beneficial or record owners of shares of a Fund, including activities such as responding to shareholder inquiries regarding accounts, collecting information regarding changes in accounts and further assisting the transfer agent in maintaining the Fund's records, processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the shares of the Fund, providing sub-accounting with respect to shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in shares of that Fund pursuant to specific or pre-authorized instructions. As of the date of this Prospectus, no Servicing Agreements have been entered into on behalf of any of the Funds.

BANKING LAWS

  Provident and SunBank each believe that it possesses the legal authority to perform the investment advisory service for their respective Funds as set forth in its Investment Advisory Agreement and Sub-Investment Agreement, respectively, with the Company, as described in this Prospectus, without violation of applicable banking laws and regulations, and has so represented in its Investment Advisory Agreement and Sub-Investment Agreement, respectively, with the Company. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which Provident or SunBank performs such services for the Funds. See "MANAGEMENT OF THE COMPANY--Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable law and regulations.

FUND EXPENSES

  Provident, SunBank and the Administrator each bear all expenses in connection with the performance of their services as investment adviser, sub-investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Funds. Each Fund will bear the following expenses relating to its operations: organizational expenses, taxes, interest, any brokerage fees and commissions, fees and expenses of the Directors of the Company, Commission fees, state securities qualification fees and expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to the Fund's current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Custodian and transfer agent, costs for independent pricing services, fees charged by rating agencies in having the Fund's shares rated, certain insurance premiums, costs of maintenance of the Company's existence, costs of shareholders' and directors' reports and meetings, distribution expenses incurred pursuant to the Distribution Plans described above, servicing fees incurred pursuant to the Services Plan described above, and any extraordinary expenses incurred in the Fund's operations.

  The Directors reserve the right, subject to the receipt of any necessary relevant regulatory approvals or rulings, to allocate certain other expenses to the shareholders of a particular class on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the transfer agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; Blue Sky registration fees incurred by a class of shares; Commission registration fees incurred by a class of shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Directors' fees incurred as a result of issues relating solely to one class of shares.

SECURITIES TRANSACTIONS

  Under policies established by the Board of Directors, Provident and SunBank, as the case may be, select broker-dealers to execute portfolio transactions for the Funds subject to receipt of best execution. When selecting broker-dealers, Provident and SunBank may consider as a factor the number of shares of the Funds sold by a broker-dealer. In addition, broker-dealers executing transactions for a Fund may from time to time be affiliated with the Company, Provident, SunBank or their affiliates. The Funds may pay higher commissions to broker-dealers which provide research services. Provident and SunBank each may use these services in advising the Funds as well as in advising their other clients.

FISCAL YEAR

  Each Fund's fiscal year ends December 31.

PERFORMANCE DATA AND ADVERTISING

  From time to time the Money Market Fund may advertise "yield" and "effective yield," and the other Funds may advertise "total return" and "current yield." Such figures are based on historical earnings and are not intended to indicate future performance. The yield of the Money Market Fund refers to the income generated by the Money Market Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the Money Market Fund during that week is assumed to be generated each week over a 52-week period and is shown as a percentage. The effective yield is calculated similarly but, when annualized, the income earned from the Money Market Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Average annual total return refers to a Fund's average annual compounded rates of return over specified periods determined by comparing the initial amount invested to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of any sales charge and all recurring charges, if any, applicable to all shareholder accounts. Aggregate total return is computed similarly to average annual total return; however, the resulting rate of return is not annualized. Performance of a Fund may also be presented excluding the effect of a sales charge, if any.

  Current yield quotations for the Funds, other than the Money Market Fund, represent the yield on an investment for a stated 30-day period computed by dividing net investment income earned per share during the base period by the maximum offering price per share on the last day of the base period.

  The Funds may also include comparative performance information in advertising or marketing their shares, such as data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index or other industry publications. The Funds may include in sales and advertising material general mutual fund industry information compiled from financial and industry publications. The Company's annual report to Shareholders for the fiscal year ended December 31, 1994, contains additional performance information and will be made available to prospective investors and shareholders without cost.

  In addition, from time to time each Fund may present its distribution rates for a class of shares in supplemental sales literature which is accompanied or preceded by a prospectus and in shareholder reports. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although the Funds may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

  Standardized yield and total return quotations will be computed separately for Investor A and Investor B shares. Because of differences in the fees and/or expenses borne by Investor A and Investor B shares of the Funds, the net yield and total return on Investor A shares can be expected, at any given time, to differ from the net yield and total return on Investor B shares for the same period.

COMPANY SHARES

  The Company presently offers five series of shares of capital stock, par value $.001 per share (the "Portfolios"). The shares of each of the Portfolios, other than the Money Market Fund, are offered in two separate classes: Investor A shares and Investor B shares. The Money Market Fund has only the Investor A class of shares. When issued and paid for, shares of each Portfolio are fully paid and nonassessable by the Company. Shares may be exchanged or converted as explained above but will have no other preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are transferable, redeemable and freely assignable as collateral. There are no sinking fund provisions.

  Each share represents an equal proportionate interest in a Portfolio with other shares of the same Portfolio based upon such share's net asset value, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared at the discretion of the Directors.

  Shareholders will vote in the aggregate and not by Portfolio except as otherwise expressly required by law. For example, Shareholders of a Fund will vote in the aggregate with other shareholders of the Company with respect to the election of Directors and ratification of the selection of independent accountants. However, Shareholders of a Portfolio will vote as a Portfolio, and not in the aggregate with other shareholders of the Company, for purposes of approval of that Portfolio's investment advisory agreement. In addition, holders of one class of Investor Shares of a Portfolio will vote as a class and not with holders of the other class of Investor Shares with respect to the approval of its respective Distribution Plan.

  The Company may dispense with an annual meeting of shareholders in any fiscal year in which it is not required in order to elect directors under the 1940 Act or state law. However, shareholders are entitled to call a special meeting of shareholders for purposes of voting on the removal of a director or directors when 10% of the outstanding shares request such a meeting. Shareholders may be eligible for shareholder communication assistance in connection with a special meeting.

  As used in this Prospectus and the Statement of Additional Information, a "vote of the holders of a majority of the outstanding voting securities" of a Portfolio means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the outstanding shares of such Portfolio present at such meeting, if holders of more than 50% of the shares are present or represented by proxy, or (b) more than 50% of the shares of such Portfolio.

  As of the date hereof, Provident possessed, on behalf of its underlying accounts, voting or investment power with respect to more than 25% of the outstanding shares of each of the Funds and therefore may be presumed to control each of the Funds within the meaning of the 1940 Act.

ADDITIONAL INFORMATION

  Except as otherwise stated in this prospectus or required by law, the Company reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

                        ADDITIONAL INVESTMENT INFORMATION

           DESCRIPTIONS OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT
                        TECHNIQUES AVAILABLE TO THE FUNDS

WRITING COVERED CALL AND PUT OPTIONS

  Each of the Income, Income Equity and Tax-Free Funds may write covered call and covered put options on securities, or futures contracts regarding securities, in which the particular Fund may invest, in an effort to realize additional income. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Put and call options purchased by a Fund will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price. Such options will be listed on national securities or futures exchanges or be available in the over-the-counter market through pricing reports of broker-dealers. A Fund may write covered call options as a means of seeking to enhance its income through the receipt of premiums in instances in which the adviser determines that the underlying securities or futures contracts are not likely to increase in value above the exercise price. A Fund also may seek to earn additional income through the receipt of premiums by writing put options. Covered call options give the purchaser the right, for a stated period, to buy the underlying securities from a Fund at a stated price, while put options give the purchaser the right, for a stated period, to sell the underlying securities to a Fund at a stated price. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option; by writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its then current market value.

  When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between bid and asked price. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

  The Tax-Free Fund may acquire "puts" with respect to Exempt Securities held in its portfolio. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Tax-Free Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

  The amount payable to the Tax-Free Fund upon its exercise of a "put" is normally (i) the Tax-Free Fund's acquisition cost of the Exempt Securities (excluding any accrued interest which the Tax-Free Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Tax-Free Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

  Puts may be acquired by the Tax-Free Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Tax-Free Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities.

  The Tax-Free Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Free Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

  The Tax-Free Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in Provident's opinion, present minimal credit risks.

OPTIONS AND FUTURES STRATEGIES

  In addition, each of the Income, Income Equity and Tax-Free Funds may purchase put and call options written by third parties covering those types of financial instruments in which such Fund may invest to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices for such instruments. The purchase of a put option is intended to protect the value of a Fund's holdings in a falling market while the purchase of a call option is intended to protect the value of a Fund's positions in a rising market.

  In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security, index or futures contract increased by an amount in excess of the premium paid for the call option. It would realize a loss if the price of the underlying security, index or futures contract declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, a Fund would be in a position to realize a gain if, during the option period, the price of the security, index or futures contract declined by an amount in excess of the premium paid. It would realize a loss if the price of the security, index or futures contract increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to a Fund.

FUTURES CONTRACTS

  Each of the Income, Income Equity and Tax-Free Funds may purchase or sell contracts for the future delivery of the specific financial instruments in which the particular Fund may invest, and indices based upon the types of securities in which the particular Fund may invest (collectively, "Futures Contracts"). A Fund may use this investment technique to hedge against anticipated future changes in market interest rates, which otherwise might adversely affect either the value of the Fund's securities or the prices of securities which the Fund intends to purchase at a later date. Alternatively, the Funds may purchase or sell futures contracts to hedge against changes in market interest rates which may result in the premature call at par value of certain securities which the Fund has purchased at a premium.

  The Income Equity Fund may purchase or sell futures contracts based upon an equity index, commonly referred to as "equity index futures contracts." This type of futures contract is an agreement by the Fund to buy or sell by a specified date and at a specified price the market value of equity securities included in a particular equity index. No payment is made for the index or securities when the Fund buys an equity index futures contract and neither the index nor any securities are delivered when the Fund sells an equity index futures contract. Instead, the Fund makes a deposit of "initial margin" equal to a percentage of the value of the futures contract. Payment or delivery is made upon the closing out of the futures position or the expiration of the equity index futures contract. Equity index futures contracts will be used only as a hedge against anticipated changes in the level of stock prices.

  The Income Fund may purchase or sell futures contracts based upon fixed income securities, commonly referred to as "interest rate futures contracts." An interest rate futures contract is an agreement by the Fund to buy or sell, by a specified date and at a specified price, the market value of fixed income securities included in a particular fixed income index. As with the futures contracts, no payment is made for securities when the Fund buys an interest rate futures contract and no securities are delivered when the Fund sells an interest rate futures contract; instead, the Fund makes an initial margin deposit and payment or delivery is made upon the closing out of the futures position or the expiration of the interest rate futures contract. Interest rate futures contracts will be used only as a hedge against anticipated changes in the level of interest rates.

  In general, the value of futures contracts sold by a Fund to offset declines in its portfolio securities will not exceed the total market value of the portfolio securities to be hedged, and futures contracts purchased by the Fund will be covered by a segregated account consisting of cash or liquid securities in an amount equal to the total market value of such futures contracts, less the initial margin deposited therefor.

  When selling futures contracts short, when buying futures contracts and when writing put options, a Fund will be required to segregate in a separate account cash and/or U.S. government securities in an amount sufficient to meets its obligations. When writing call options, a Fund will be required to own the financial instrument or futures contract underlying the option or segregate cash and/or U.S. government securities in an amount sufficient to meet its obligations under written calls.

                           THE RIVERFRONT FUNDS, INC.

                               Investment Adviser
                               The Provident Bank
                             One East Fourth Street
                             Cincinnati, Ohio 45202

                             Sub-Investment Adviser
                        SunBank Capital Management, N.A.
                             200 South Orange Avenue
                             Orlando, Florida 32801

                                   Distributor
                              The Winsbury Company
                         1900 East Dublin-Granville Road
                              Columbus, Ohio 43229

                         For additional information call
                               The Provident Bank
                              Mutual Fund Services
                                 1-800-424-2295

THE                                                            THE RIVERFRONT
 RIVERFRONT                                                     U.S. GOVERNMENT
 FUNDS, INC.                                                    SECURITIES MONEY
                                                                MARKET FUND
PROSPECTUS
 APRIL 28, 1995                                                THE RIVERFRONT
                                                                U.S. GOVERNMENT
                                                                INCOME FUND

                                                               THE RIVERFRONT
                                                                INCOME EQUITY
                                                                FUND

                                                               THE RIVERFRONT
                                                               OHIO TAX-FREE
                                                               BOND FUND



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